As filed with the Securities and Exchange
Commission on April 28, 2006
Registration Nos. 33-13754, 811-05127
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933               X


Post-Effective Amendment No.   30              X
                             ------
                              and
                             ------
REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940       X

Amendment No. 30                               X


ADVANCE CAPITAL I, INC.
--------------------------------------------------
(Exact Name of Registrant as Specified in Charter)

One Towne Square, Suite 444, Southfield, Michigan 48076
-------------------------------------------------------
(Address of Principal Executive Offices)
(248) 350-8543
-------------------------------------------------------
(Registrant's Telephone Number, including Area Code)

Robert J. Cappelli, President
Advance Capital I, Inc., One Towne Square, Suite 444,
Southfield, Michigan 48076
-------------------------------------------------------
(Name and Address of Agent for Service)

Copy to:
Paul R. Rentenbach
Dykema Gossett PLLC
400 Renaissance Center
Detroit, Michigan 48243
FAX: 313-568-6915

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
It is proposed that this filing will become effective
(check appropriate box):
[   ]	60 days after filing pursuant to Rule 485(a)(1), or
[   ]	On , 200, pursuant to Rule 485(a)(1), or
[   ]	75 days after filing pursuant to Rule 485(a)(2), or
[   ]	On , 200, pursuant to Rule 485(a)(2).
[ X ]	Immediately upon filing pursuant to Rule 485(b), or
[   ]	On August 31, 2001, pursuant to Rule 485(b)
If appropriate, check this box:
[   ]	This post-effective amendment designates a new effective
        date for a previously-filed post-effective amendment

ADVANCE CAPITAL I, INC.
P.O. Box 3144, Southfield, MI 48037

PROSPECTUS

AN INVESTMENT COMPANY WITH
FOUR FUNDS:

RETIREMENT INCOME FUND
BALANCED FUND
CORNERSTONE STOCK FUND
EQUITY GROWTH FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT
DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.
AY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



APRIL 30, 2006

TABLE OF CONTENTS


                                           PAGE
                                           ----

INVESTMENTS, RISKS AND PERFORMANCE . . . .    1
  Retirement Income Fund . . . . . . . . .    1
  Balanced Fund  . . . . . . . . . . . . .    5
  Cornerstone Stock Fund . . . . . . . . .    8
  Equity Growth Fund   . . . . . . . . . .   11

FEES & EXPENSES  . . . . . . . . . . . . .   16

MANAGEMENT   . . . . . . . . . . . . . . .   17

SHAREHOLDER INFORMATION  . . . . . . . . .   18
  Pricing of Fund Shares . . . . . . . . .   18
  How to Purchase Shares . . . . . . . . .   19
  How to Exchange Shares . . . . . . . . .   20
  How to Redeem Shares   . . . . . . . . .   20
  Restrictions on Redemptions  . . . . . .   21
  Dividends and Distributions  . . . . . .   21
  Tax Consequences . . . . . . . . . . . .   22

FINANCIAL HIGHLIGHTS . . . . . . . . . . .   24

[SIDEBAR]
A WORD ABOUT RISK...
Risk is the possibility that your investment might lose value.
When assessing risk, it is important to remember that the higher the risk of losing money, the higher the potential reward.
As you consider an investment in the Funds, you should also consider your own tolerance for the daily fluctuations in the stock and bond markets.

BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED ON THE FOLLOWING
PAGES, YOUR INVESTMENT IN THE FUNDS, AS WITH ANY INVESTMENT, COULD
LOSE MONEY!

A WORD ABOUT BONDS AND INTEREST RATES...
When interest rates rise, bond prices fall. The opposite is also true. Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds are offered with a 6% yield. With higher yielding bonds available, you would have trouble selling your 5% bond for the price you paid, causing you to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you would be able to sell your 5% bond for more than you paid. [END SIDEBAR]

RISK/RETURN SUMMARY:
INVESTMENTS, RISKS, AND PERFORMANCE
The purpose of this section is to provide you with a brief overview of each of the Funds. There is no guarantee that any of the Funds will meet its stated investment objective. Each Fund's share price will change based on fluctuations in the market. Shares may be worth more or less when you sell them than when you purchased them. The likelihood of loss is greater if you invest for a shorter period of time. MUTUAL FUND SHARES ARE NOT DEPOSITS OF, OBLIGATIONS OF, OR GUARANTEED BY ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE ORIGINAL AMOUNT INVESTED.


The RETIREMENT INCOME FUND
SEEKS TO PROVIDE INVESTORS WITH A HIGH LEVEL OF INCOME WITHOUT UNDUE RISK OF PRINCIPAL.

PRINCIPAL INVESTMENT STRATEGIES AND SECURITY SELECTION CRITERIA
The Fund strives to meet its investment objective by investing in a broad range of fixed income investments. The Retirement Income Fund invests at least 65% of its total assets in corporate or U.S. Government fixed income securities. The remaining assets may be invested in preferred stocks, U.S. Government agency securities, U.S. Government obligations, Yankee Bonds and money market instruments. These non-principal investments are discussed in the Statement of Additional Information
(SAI).

When choosing investments, the portfolio manager adheres to the following policies:

        1) The Fund may invest as much as 33% of the total assets in lower rated, high-yielding securities (junk bonds), rated between Ba1 and B2 by Moody's or between BB+ and B by S&P. If the quality rating criteria are met at the time investment, a later decline in the rating by either or both of therating agencies shall not be a violation of the investment policies of the Fund. In the event that a security held by the Fund is downgraded below B3 by Moody's and B- by S&P, the Fund maycontinue to hold the security until such time as the investment adviser deems it advantageous to dispose of the security.
        2) No more than 50% of the Fund's total assets will be invested in obligations issued or guaranteed by the U.S. Government.
        3) At least 50% of total assets will be invested in the following securities:
               .  obligations of, or guaranteed by the U.S.
                  Government or its agencies
               . corporate debt or preferred stocks rated Baa3 or higher by Moody's, or BBB- or higher by S&P

        4) The Fund may hold unrated securities if the portfolio manager believes that the securities are comparable in investment quality to the rated securities. However, the Fund will hold no more than 5% of the total assets in unrated securities.
        5) The portfolio manager uses credit analysis, security research and credit ratings when choosing bonds. The portfolio manager takes into consideration such factors as the following:
               .  present and potential liquidity
               .  capability to generate funds
               .  profitability
               .  adequacy of capital

When selling investments, the portfolio manager considers the following:

       1) Whether the current market price accurately reflects the creditworthiness of the company.
       2) Whether changes in the industry could have a negative impact on the company's business or marketing opportunities.
       3) Credit ratings which fall below the Fund's minimum standards.
       4) The possible impact of rising or falling interest rates on bonds in the Fund.

The Retirement Income Fund may adjust the average maturity based on the interest rate outlook. When interest rates are expected to rise and bond prices fall, the Fund may hold bonds with a shorter average maturity. When rates are expected to fall and bond prices rise, the Fund may hold bonds with a longer average maturity.


The Investment Adviser may adjust the quality of bonds held based on current economic conditions. Any adjustment in the maturity or quality of the holdings may cause an increase in portfolio turnover resulting in an increase in expenses.


PRINCIPAL RISKS
Interest Rate Risk - The Retirement Income Fund is subject to potential fluctuations in bond prices due to changing interest rates. Bonds with longer maturities have greater interest rate risk than do bonds with shorter maturities.

Low Credit Rating - Issuers of junk bonds are not as strong
financially as those companies issuing investment grade bonds.
Investments in
junk bonds are considered to be predominantly speculative when
compared to investment grade bonds.   The value of debt
securities may be affected by changing credit ratings.

Credit Risk - Whenever the Fund purchases a bond, there is the chance that the issuer will default on its promise to pay interest and/or principal at maturity. Credit ratings are an attempt to assess this risk. All things being equal, the lower a bond's credit rating, the higher the interest the bond must pay in order to attract investors and compensate them for taking additional risk.

Call Risk - Investment grade and high-yield bonds may contain redemption or call provisions which, if called during a period of declining interest rates, may cause the Fund to replace the security with a lower yielding security, resulting in a decreased return for investors.

Prepayment Risk - There is the risk that an investor will receive a portion of his principal prior to the stated investment's maturity date and have to invest such proceeds at a lower interest rate.
Mortgage-backed securities are subject to prepayment risk.

Limited Market Trading - There may be little market trading for particular bonds, which may adversely affect the Fund's ability to value or sell the bonds.
                              2

WHO SHOULD INVEST?
The RETIREMENT INCOME FUND may be suitable for you if:
  - You want to add a high risk fixed income fund to your current portfolio
  - You have a long-term time horizon (at least five years)
  - You are seeking current income rather than growth
  - You have a high risk tolerance and can accept large price swings


BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED IN THIS PROSPECTUS, YOU COULD LOSE MONEY!

INVESTMENT RESULTS
The following information illustrates how the Fund's results may vary and provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one, five, and ten years compare with those of a broad measure of market performance. Past performance (before and after taxes) should not be used to attempt to predict future performance.


[EDGAR REFERENCE - ADVANCE CAPITAL I, INC. RETIREMENT INCOME FUND
ANNUAL RETURNS BAR CHART FOR 1996-2005]

1996   4.54%
1997  12.20%
1998   6.33%
1999  -2.33%
2000   6.59%
2001   7.95%
2002   8.80%
2003   9.75%
2004   6.78%
2005   2.28%


The Fund's highest/lowest quarterly results during this time period were:
Highest:     + 5.21%    2nd quarter 2003
Lowest:      - 3.98%    2nd quarter 2004

[SIDEBAR]

A Word About past performance...
When you see information on a Fund's performance, do not consider the figures to be an indication of the performance you could expect by
making a purchase in the Fund today.   The past is an imperfect
guide to the future and you should not expect future performance to be predicted by past performance.

[END SIDEBAR]

All Fund results reflect the reinvestment of dividend and capital gain distributions. The Fund's performance results are shown on a pre-tax and after-tax basis, as required by the Securities and Exchange Commission rules. Total returns shown "after taxes on distributions" reflect the effect of taxable distributions (for example, dividend or capital gain distributions) by the Fund. Total returns shown "after taxes on distributions and sale of fund shares" assume that you sold your Fund shares at the end of the particular time period, and as a result, reflect the effect of both taxable distributions by the Fund and any taxable gain or loss realized upon the sale of the shares.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.

Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown. In addition, after-tax returns are not relevant if you hold your Fund shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (IRA).



PERFORMANCE SUMMARY
--------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2005
---------------------------------------------------------------------------------
                                               1 Year       5 Years      10 Years
---------------------------------------------------------------------------------
Retirement Income Fund
     Before taxes                              2.28%        7.08%        6.21%
     After taxes on distributions              0.39%        4.92%        3.65%
     After taxes on distributions and
     sale of Fund shares                       1.48%        4.83%        3.72%
---------------------------------------------------------------------------------
Indexes (reflect no deductions for
     fees, expenses or taxes)
     Lehman Brothers Aggregate Bond Index      2.43%        5.87%        6.17%
     Lipper BBB-Rated Fund Index               2.24%        6.36%        5.87%
--------------------------------------------------------------------------------


LEHMAN BROTHERS AGGREGATE BOND INDEX - is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities. You cannot invest directly in an index.

LIPPER BBB-RATED FUND INDEX - is made up of the 30 largest mutual funds that hold at least 65% of the total fund assets in corporate or government bonds with credit ratings in the top four grades. You cannot invest directly in an index.

THE BALANCED FUND
SEEKS TO PROVIDE CAPITAL GROWTH, CURRENT INCOME AND PRESERVE CAPITAL THROUGH A PORTFOLIO OF STOCKS AND FIXED INCOME SECURITIES.

PRINCIPAL INVESTMENT STRATEGIES
The Fund strives to reach its investment objective by investing in a mixed portfolio of stocks and bonds. The Fund normally invests 60% of total assets in common stocks and 40% in fixed income securities. The Fund may hold a limited amount of cash to be used for redemptions.

SECURITY SELECTION
The Balanced Fund seeks to provide investors with capital appreciation, current income and preservation of capital by investing in a mix of stocks and bonds. Equity securities will not represent less than 25% of total assets. Fixed income securities may represent as much as 75%, but not less than 25% of total assets.

The Investment Adviser invests in common stocks of large, established companies as well as small to mid-size companies that are considered to have good growth potential. Bond and fixed income investments include U.S. Government and agency securities, investment grade securities (rated Baa3 or better by Moody's or BBB- or better by S&P) and other debt securities. In the event that a security held by the Balanced Fund is downgraded below investment grade, the Fund may continue to hold the security until such time as the investment adviser deems it advantageous to dispose of the security.

The Balanced Fund primarily invests in common stocks and investment grade bonds. Although not principal to the Fund's objective, the Fund may also invest in other securities including foreign securities, preferred stocks, obligations issued or guaranteed by the U.S. Government, stock index futures, money market instruments, repurchase agreements and convertible debt securities. The Fund may also write covered call options and purchase put options on securities and financial indices.

In pursuing its investment objective, the Fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Fund may sell securities for a variety of reasons, such as to effect a change in asset allocation, secure gains, limit losses, or redeploy assets into more promising opportunities.

When considering whether or not to sell investments, the portfolio manager considers the following as well as other factors:

      1) The potential impact of management changes, strategic marketing opportunities and competition on both the large cap value and small cap growth stocks in the Fund.
      2) Whether a security's price is overvalued compared to future earnings growth.
      3) The likely impact of rising or falling interest rates on bonds in the Fund.
      4) Whether there have been any other fundamental changes in the current or prospective financial structure or operations of the company.

PRINCIPAL RISKS
Price Volatility - The return from the stock portion of the portfolio will rise and fall with changes in the broad market, a particular industry, as well as changes in the individual investments. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. The Fund's investments in small and mid-size companies could be volatile and sensitive to steep share price declines in the event their earnings disappoint investors. Bond prices will fluctuate as interest rates and credit ratings change. Share prices of all companies, even the best managed and most profitable, can fall for any number of reasons. Some reasons include:
 -  lower than expected earnings;
 -  increase in interest rates;
 -  overall economic condition; or
 -  investor perception.

Market Risk - The share price of the Fund will fluctuate with changing market conditions. Any investment in the Fund may be worth more or less when redeemed than when purchased. The Balanced Fund should not be relied upon for short-term financial needs.

Foreign Market Risk - To the extent the Fund invests in foreign stocks and bonds, it is also subject to the special risks associated with such investments whether denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, less liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies.

Objective Risk - There is always the chance that returns from the type of stock selected for a particular fund will trail the returns of the stock market in general.

Stocks vs. Bonds - Balanced funds are considered "middle-of-the-road" investments. Because stocks and bonds can move in different directions, balanced funds attempt to use the rewards from one type of investment to offset the risks of another. While the securities in the portfolio tend to "balance" each other out, investors still face the risk of losing money when investing. The risks vary depending on the Fund's mix of stocks, bonds and money market securities. The greater the percentage of stocks, the greater the risk. The Fund's bond holdings help to lessen some of the volatility that the stocks create. Although investors think bonds are less risky than stocks, there have been times when bond values have fallen due to rising interest rates.
A balanced fund may not be as greatly affected by interest rate changes as a fund that is made up entirely of bonds. Also, the Fund's balance between stocks and bonds could limit its potential for capital growth compared to an all-stock fund.

Other Risks - Futures contracts and options can be highly volatile and could reduce the Fund's total return. Any attempt by the Fund to use such investments for hedging purposes may not be successful.

[SIDEBAR]

A WORD ABOUT PORTFOLIO
DIVERSIFICATION...
Portfolio Diversification is the process of buying securities that are different from each other. In general, the more diversified a fund's portfolio of securities, the less likely that a specific security's poor performance will hurt the fund. Each of the Advance Capital I, Inc. Funds is diversified.

[END SIDEBAR]

WHO SHOULD INVEST?
The BALANCED FUND may be suitable for you if:
   You want to add a balanced fund to your existing portfolio
   You are looking for a moderate level of growth and a moderate level of income
   You have a long-term time horizon (at least 5 years)
   You can tolerate the ups and downs of movement in the stock and bond markets

BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED IN THIS PROSPECTUS, YOU COULD LOSE MONEY!

INVESTMENT RESULTS
The following information illustrates how the Fund's results may vary and provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one, five and ten years compare with those of a broad measure of market performance. PAST PERFORMANCE (BEFORE AND AFTER TAXES) SHOULD NOT BE USED TO ATTEMPT TO PREDICT FUTURE PERFORMANCE.


[EDGAR REFERENCE - ADVANCE CAPITAL I, INC. BALANCED FUND
ANNUAL RETURNS BAR CHART FOR 1996-2005]

1996   14.48%
1997   20.50%
1998   13.15%
1999    8.37%
2000   10.13%
2001   -1.58%
2002   -6.72%
2003   19.96%
2004    9.05%
2005    4.79%



The Fund's highest/lowest quarterly results during this time period were:

Highest:     +   11.61%	2nd quarter 2003
Lowest:      -    8.09%	3rd quarter 2002


All Fund results reflect the reinvestment of dividend and capital gain distributions. The Fund's performance results are shown on a pre-tax and after-tax basis, as required by the Securities and Exchange Commission rules. Total returns shown "after taxes on distributions" reflect the effect of taxable distributions
(for example, dividend or capital gain distributions) by the Fund. Total returns shown "after taxes on distributions and sale of fund shares" assume that you sold your Fund shares at the end of the particular time period, and as a result, reflect the effect of both taxable distributions by the Fund and any taxable gain or loss realized upon the sale of the shares.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.

Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown. In addition, after-tax returns are not relevant if you hold your Fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account.






PERFORMANCE SUMMARY
-----------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                                1 Year      5 Years     10 years
--------------------------------------------------------------------------------
Balanced Fund
     Before Taxes                                4.79%      4.70%        8.89%
     After Taxes on Distributions                3.73%      3.47%        7.36%
     After Taxes on Distributions and
     Sale of Fund Shares                         3.81%      3.50%        6.99%
--------------------------------------------------------------------------------
Indexes (reflect no deductions for
     fees, expenses or taxes)
     Lipper Balanced Index                       5.20%      3.51%        7.56%
     Composite Index                             3.95%      3.17%        8.37%
--------------------------------------------------------------------------------

LIPPER BALANCED INDEX - Consists of the 30 largest mutual funds whose primary investment objective is to conserve principal by maintaining, at all times, a balanced portfolio of stocks and bonds. You cannot invest directly in an index.

COMPOSITE INDEX - Consists of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index. You cannot invest directly in an index.

S & P 500 INDEX - A capitalization weighted index of 500 stocks. The index is designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. You cannot invest directly in an index.

LEHMAN BROTHERS AGGREGATE BOND INDEX - is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities. You cannot invest directly in an index.



THE CORNERSTONE STOCK FUND
SEEKS TO PROVIDE INVESTORS WITH LONG-TERM GROWTH OF CAPITAL.

PRINCIPAL INVESTMENT STRATEGIES
The Fund strives to meet its objective by investing in the common stocks of large, well established companies. The portfolio manager looks for companies that have established product lines, solid
management and substantial financial resources.   While some
companies may pay a dividend, current income (dividends) is not an objective of the Fund. Any income that you earn in this Fund should be considered incidental.

SECURITY SELECTION
The Cornerstone Stock Fund invests at least 80% of its total assets in common stocks, not including stock index futures and options. Although not principal to the Fund's objective, the Fund may also invest in other securities including preferred stocks, obligations issued or guaranteed by the U.S. Government, stock index futures, money market instruments, repurchase agreements and convertible debt securities. The Fund may write covered call options and purchase put options on securities and financial indices.

When considering whether or not to sell investments, the portfolio manager considers the following:

      1) If a company's market capitalization falls significantly and fails to meet the minimum objectives of a large growth stock.
      2) Whether a security's price is overvalued compared to future earnings growth.
      3) Potential industry consolidations or pressures which may negatively impact a company's value.
      4) Whether there have been any other fundamental changes in the current or prospective financial structure or operations of the company.

PRINCIPAL RISKS
Price Volatility - Share prices of all companies, even the best managed and most profitable, can fall for any number of reasons.
Some reasons include:
   - lower than expected earnings
   - increase in interest rates
   - overall economic condition
   - investor perception

Risk vs. Return - Larger companies tend to be more stable than smaller companies. In addition, they have established product lines, plenty of financial resources and a market for their stocks that is very liquid. This means that there are a lot of investors who are constantly buying and selling their stocks. It is generally accepted, however, that the lower the risk of a stock, the lower your potential return. In addition, as with any stock, you face the risk of losing money.

Market Risk - The share price of the Fund will fluctuate with changing market conditions. Any investment in the Fund may be worth more or less when redeemed than when purchased. The
Cornerstone Stock Fund should not be relied upon for short-term financial needs.

Objective Risk - There is always the chance that returns from the type of stock selected for a particular fund will trail the returns of the stock market in general.

Other Risks - Futures contracts and options can be highly volatile and could reduce the Fund's total return. Any attempt by the Fund to use such investments for hedging purposes may not be successful.

WHO SHOULD INVEST?
The CORNERSTONE STOCK FUND may be suitable for you if:
   - You want to add a growth fund to your existing portfolio
   - You have a long-term time horizon (at least 5 years)
   - You want to invest for the growth potential in the stocks of large companies
   - You do not need, or are not concerned with, dividend income
   - You have a high tolerance for risk and can handle large price swings

BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED IN THIS PROSPECTUS, YOU COULD LOSE MONEY!

INVESTMENT RESULTS
The following information illustrates how the Fund's results may vary and provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year, five year and the life of the Fund compare with those of a broad measure of market performance. PAST PERFORMANCE (BEFORE AND AFTER TAXES) SHOULD NOT BE USED TO ATTEMPT TO PREDICT FUTURE PERFORMANCE.



[EDGAR REFERENCE - ADVANCE CAPITAL I, INC. CORNERSTONE STOCK
FUND ANNUAL RETURNS BAR CHART FOR 1998*-2005]

* From December 17, 1998 (commencement of operations) to
December 31, 1998.

1998*   4.60%
1999   29.62%
2000  -20.77%
2001  -18.72%
2002  -28.63%
2003   27.44%
2004    5.19%
2005    1.83%



The Fund's highest/lowest quarterly results during this time were:
Highest:  + 18.72%      4th quarter 1999
Lowest:   - 19.58%      3rd quarter 2001

All Fund results reflect the reinvestment of dividend and capital gain distributions. The Fund's performance results are shown on a pre-tax and after-tax basis, as required by the Securities and Exchange Commission rules. Total returns shown "after taxes on distributions" reflect the effect of taxable distributions
(for example, dividend or capital gain distributions) by the Fund. Total returns shown "after taxes on distributions and sale of fund shares" assume that you sold your Fund shares at the end of the particular time period, and as a result, reflect the effect of both taxable distributions by the Fund and any taxable gain or loss realized upon the sale of the shares.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.

Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown. In addition, after-tax returns are not relevant if you hold your Fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account.



PERFORMANCE SUMMARY
-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2005
-----------------------------------------------------------------------------------
                                                                    Life of  Fund
                                         1 Year      5 Years      (Since 12-17-1998)
-----------------------------------------------------------------------------------
Cornerstone Stock Fund
Before Taxes                              1.83%      -4.56%       -2.26%
After Taxes on Distributions              1.79%      -4.65%       -2.34%
After Taxes on Distributions and
Sale of Fund Shares                       1.23%      -3.85%       -1.94%
------------------------------------------------------------------------------------
Indexes (reflect no deductions for
fees, expenses or taxes)
S & P 500/Citigroup Growth Index          4.01%      -1.54%       -1.48%
Lipper Large Cap
Growth Index                              7.58%      -4.29%       -0.94%
------------------------------------------------------------------------------------

S & P 500 / CITIGROUP GROWTH INDEX - Is a market capitalization weighted index consisting of about 300 of the top growth stocks from the S&P 500 index. You cannot invest directly in an index.


LIPPER LARGE CAP GROWTH INDEX - is comprised of the 30 largest mutual funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposited 1500 Index. You cannot invest directly in an index.


THE EQUITY GROWTH FUND
SEEKS TO PROVIDE INVESTORS WITH LONG-TERM GROWTH OF CAPITAL BY INVESTING PRIMARILY IN STOCKS OF SMALL AND MEDIUM-SIZED COMPANIES.

PRINCIPAL INVESTMENT STRATEGIES
The Fund strives to reach its investment objective by investing primarily (at least 65% of assets) in a diversified group of small and medium-sized growth companies. Small companies are considered to have market capitalization less than $3.3 billion.
Medium-sized companies areconsidered to have market capitalization in the range of companies comprising the S&P MidCap 400 Index or the Russell Midcap Growth Index at the time of purchase. The Fund has the flexibility to purchase some larger companies. The market capitalization of companies in the fund's portfolio, the S&P MidCap 400 Index, and the Russell Midcap Growth Index will change over time, and the fund will not automatically sell or cease to purchase a stock of a company it already owns just because the company's market capitalization grows or falls outside of the index ranges. The portfolio manager looks for companies that are early in their development, have new management, new products or recent structural changes. You may never have heard of many of these companies. They usually do not pay dividends. Instead, they reinvest all profits back into the business to help it grow. Any income earned in this Fund should be considered incidental.

SECURITY SELECTION
The Equity Growth Fund seeks long-term growth of capital by investing
in small and medium-sized growth companies.   When choosing stocks,
the portfolio manager uses a combination of top-down quantitative models and fundamental bottom-up research to select companies with the following characteristics:

  - A demonstrated ability to consistently increase revenues, earnings, and cash flow;
  - Capable management;
  - Attractive business niches; and
  - A sustainable competitive advantage.

Valuation measures, such as a company's price/earnings (P/E) ratio relative to the market and its own growth rate are also considered.

The Equity Growth Fund invests at least 80% of its total assets in common stocks with a focus on small and medium-sized growth companies,
not including stock index futures and options.   Although not principal
to the Fund's objectives, the Fund may also invest in other types of securities if they offer better returns with less risk than common stocks alone. These securities include: foreign securities, preferred stocks, obligations issued and guaranteed by the U.S. Government, stock index futures, money market instruments, repurchase agreements and convertible debt securities. The Fund may also write covered call options and purchase put options on securities and financial indices. If the Fund uses futures and options, it is exposed to additional volatility and potential losses.

In pursuing its investment objective, the Fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

When considering whether or not to sell investments, the portfolio manager considers the following as well as other factors:

   1) The potential impact of management changes, strategic marketing opportunities and competition on the long-term growth prospects for the company.
   2) Whether a security's price is overvalued compared to future earnings growth.
   3) How changes in the economy will impact the value of a company's stock.
   4) Whether there have been any other fundamental changes in the current or prospective financial structure or operations of the company.


RELATED RISKS
Price Volatility - The portfolio's return will rise and fall with changes in the broad market, a particular industry, as well as changes in the individual investments. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Share prices of all companies, even the best managed and most profitable, can fall for any number of reasons. Some reasons include:
    -  Lower than expected earnings;
    -  Increase in interest rates;
    -  Overall economic condition; or
    -  Investor perception.

Market Risk - There is always the possibility that stock prices overall will decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. Any investment in the Fund may be worth more or less when redeemed than when purchased. The Equity Growth Fund should not be relied upon for short-term financial needs.

Foreign Market Risk - To the extent the Fund invests in foreign securities, it is also subject to the special risks associated with such investments whether denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, less liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies.

Objective Risk - There is always the chance that returns from the type of stock selected for a particular fund will trail the returns of the stock market in general.

Small and Medium-sized Companies - Although companies in the Equity Growth Fund may offer greater opportunity for growth than larger, more established companies, investments in small to medium-sized companies involve greater risks. Small and medium-sized companies may lack depth of management, they may be unable to generate funds necessary for growth or potential development or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Small and medium-sized companies tend to trade less frequently and be more sensitive to market changes than the market in general. In addition, these companies may be so small within their respective industries that they may become subject to intense competition from larger or more established companies. Finally, smaller growth stocks can have steep price declines if their earnings disappoint investors. Since the Fund will be significantly invested in this market sector, investors will be exposed to its volatility.

Technology Stocks Risk - Technology stocks are particularly volatile and subject to greater price swings, up and down, than the broad market.
It is possible that companies whose products and services first appear promising may not succeed over the long term; they may succumb to intense competition or could quickly become obsolete in a rapidly developing marketplace. Earnings projections for developing companies that are not met can result in sharp price declines. This is true even in a generally risking stock market environment.

Growth Stocks - Growth stocks can be volatile for several reasons. Since growth stocks usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. In general, stocks with growth characteristics can have relatively wide price swings as a result of the high valuations they may carry.

Other Risks - Futures contracts and options can be highly volatile and could reduce the Fund's total return. Any attempt by the Fund to use such investments for hedging purposes may not be successful.

Risk vs. Return - History indicates that small and medium-size company stocks provide higher returns than those of larger companies, but they also have greater risk. In comparison to larger, more established companies, smaller companies tend to:
  - Suffer more significant losses;
  - Be more volatile and somewhat more speculative;
  - Trade less often; and
  - Offer fewer product lines and have fewer financial resources.

WHO SHOULD INVEST?
The EQUITY GROWTH FUND may be suitable for you if:
  - You want to add a growth fund to your existing portfolio
  - You have a long-term time horizon (at least 5 years)
  - You want to focus on smaller-company stocks
  - You do not need, or are not concerned with, dividend income
  - You have a high tolerance for risk and can handle large price swings

BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED IN THIS PROSPECTUS, YOU COULD LOSE MONEY!

INVESTMENT RESULTS
The following information illustrates how the Fund's results may vary and provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one, five and ten years compare with those of a broad measure of market performance.
PAST PERFORMANCE (BEFORE AND AFTER TAXES) SHOULD NOT BE USED TO ATTEMPT TO PREDICT FUTURE PERFORMANCE.


[EDGAR REFERENCE - ADVANCE CAPITAL I, INC. EQUITY GROWTH
FUND BAR CHART 1996-2005]

1996  17.48%
1997  17.68%
1998  16.23%
1999  50.14%
2000   7.10%
2001 -15.41%
2002 -22.14%
2003  36.60%
2004  14.45%
2005   9.94%



The Fund's highest/lowest quarterly results during this time were:
Highest:    + 34.09% 	4th quarter 1999
Lowest:     - 25.24%	3rd quarter 2001

All Fund results reflect the reinvestment of dividend and capital gain distributions. The Fund's performance results are shown on a pre-tax and after-tax basis, as required by the Securities and Exchange Commission rules. Total returns shown "after taxes on distributions" reflect the effect of taxable distributions (for example, dividend or capital gain distributions) by the Fund. Total returns shown "after taxes on distributions and sale of fund shares" assume that you sold your Fund shares at the end of the particular time period, and as a result, reflect the effect of both taxable distributions by the Fund and any taxable gain or loss realized upon the sale of the shares.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.

Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown. In addition, after-tax returns are not relevant if you hold your Fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account.




PERFORMANCE SUMMARY
------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2005
---------------------------------------------------------------------------------
                                          1 Year       5 Years         10 years
---------------------------------------------------------------------------------
Equity Growth Fund Before Taxes            9.94%       2.51%           11.33%
After Taxes on Distributions               8.95%       1.96%           10.65%
After Taxes on Distributions and
Sale of Fund Shares                        7.80%       2.13%           10.01%
----------------------------------------------------------------------------------
Indexes (reflect no deductions for
fees, expenses or taxes)
Russell Midcap Growth Index
Total Return                              12.10%       1.38%            9.26%
Lipper Midcap Growth Fund Index            9.58%      -0.91%            7.09%
----------------------------------------------------------------------------------



RUSSELL MIDCAP GROWTH INDEX - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

LIPPER MIDCAP GROWTH FUND INDEX - is made up of the 30 largest mutual funds that hold at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. You cannot invest directly in an index.

[SIDEBAR]
A WORD ABOUT FEES AND EXPENSES?
Fees and expenses are an important consideration when choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating the fund plus any transaction cost incurred when buying, selling, or exchanging shares. These costs can reduce the fund's return. Even small differences in fund expenses can have a dramatic impact over time. The funds' OPERATING EXPENSES are:

MANAGEMENT FEES - The percentage of fund assets paid to the fund's investment manager.

DISTRIBUTION FEES - An annual charge ("12b-1") to existing shareholders to cover the cost of selling shares to new shareholders.

OTHER EXPENSES - Expenses for servicing of shareholder accounts, including costs for such services as:
  -  providing statements and reports
  -  disbursing dividends
  -  maintaining accounts
  -  custodial fees
  -  professional fees
  -  providing various other services.

These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Expenses vary among the funds for a variety of reasons, including fund size, differences in management fees, frequency of dividend payments, and average account size.

[END SIDEBAR]

FEES and EXPENSES
All Advance Capital I, Inc. Funds are no-load funds. This means you may purchase and sell shares in any of these mutual funds without incurring any sales charges. All the money that you invest in the Fund(s) goes to work for you. The table below shows that you pay no such fees. In addition, the following table describes the annual fees and expenses that you pay if you buy and hold shares of the Funds.

SHAREHOLDER TRANSACTION EXPENSES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
---------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                 None
Maximum Deferred Sales Charge (Load)                             None
Maximum Sales Charge (Load) Imposed on Reinvested  Dividend	 None
Redemption fee                                                   None
Exchange fee                                                     None
---------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES (1)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
----------------------------------------------------------------------------
                            Mgmt   Distribution Other    Total Annual Fund
Fund                        Fees  (12b-1) Fees  Expenses Operating Expenses
----------------------------------------------------------------------------
Retirement Income Fund      0.45%   0.25%       0.04%    0.74%
Balanced Fund               0.63%   0.25%       0.05%    0.93%
Cornerstone Stock Fund      0.40%   0.25%       0.10%    0.75%
Equity Growth Fund          0.70%   0.25%       0.05%    1.00%
----------------------------------------------------------------------------

   (1)As a percentage of average daily net assets. These expenses are based on fees and expenses paid for the year ended December 31, 2005.


PLAN OF DISTRIBUTION
The Fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares. The 12b-1 fees paid by the Funds, as a percentage of average net assets, for the previous fiscal year are indicated in the Annual Fund Operating Expenses table under "Fees and Expenses". Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase your expense ratio and may, over time, cost you more than other types of sales charges.

EXAMPLE
This example is intended to help you compare the cost of investing in the Advance Capital I, Inc. Funds with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------
Fund                     1Year  3 Years  5 Years  10 Years
-----------------------------------------------------------
Retirement Income Fund  $  76      $237    $411   $   918
Balanced Fund           $  95      $296    $515   $ 1,143
Cornerstone Stock Fund  $  77      $240    $417   $   930
Equity Growth Fund      $ 102      $318    $552   $ 1,225
-----------------------------------------------------------

THE AMOUNTS SHOWN IN THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A
REPRESENTATION OF PAST OR FUTURE EXPENSES.  THE ACTUAL EXPENSES
MAY BE GREATER OR LESS THAN THOSE SHOWN.

MANAGEMENT
The Company is governed by a Board of Directors that meets regularly throughout the year to review its activities, review contractual arrangements with companies that provide services to the Company, and review each Fund's performance. The majority of Directors are not "interested persons" of the Company. The Company is authorized to issue up to 1 billion shares of common stock, which may be classified into one or more classes, as the Board of Directors determines. Information about the Directors and executive officers of the Company may be found in the SAI.


INVESTMENT ADVISER
Advance Capital Management, Inc. began serving as Investment Adviser to Advance Capital I, Inc. in 1987 and currently serves as Investment Adviser to all of the Advance Capital I, Inc. Funds. Advance Capital Management, Inc., One Towne Square, Suite 444, Southfield, MI 48076, is responsible for the day-to-day management of the investment portfolios and other business affairs. Advance Capital Management, Inc., conducts investment research, offers advice and recommendations concerning each Fund's investments, and supplies certain administrative, compliance, and accounting services to the Funds. A discussion regarding the basis for the board of directors approval of the investment advisory contract with Advance Capital
Management, Inc. is available in the SAI. The total management fee paid by the Funds, as a percentage of average net assets, for the previous fiscal year appears in the Annual
Fund Operating Expenses table under "Fees and Expenses".
As of December 31, 2005, Advance Capital Management, Inc. had approximately $1.04 billion under management.


SUB-ADVISER
T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, MD 21202, serves as the Sub-Adviser for the common stock portion of the Balanced Fund and for the Equity Growth Fund. Advance Capital Management, Inc. pays a subadvisory fee to T. Rowe Price out of its own assets, and no fund pays any portion of this subadvisory fee.T. Rowe Price is wholly owned by
T. Rowe Price Group, Inc., a publicly traded financial services holding company. It is one of the leading no-load mutual fund managers in the nation. As of December 31, 2005, T. Rowe Price and other affiliated investment management subsidiaries of
T. Rowe Price Group, Inc. had approximately $269.5 billion under management.



MANAGEMENT PERSONNEL

CHRISTOPHER M. KOSTIZ, earned his undergraduate degree in Finance from Michigan State University and his MBA in Finance from Wayne State University. Mr. Kostiz joined
Advance Capital Management, Inc. in 1993.  As Senior
Portfolio Manager for the Funds, he directs the strategy and structure of the fixed income portfolios to conform to stated objectives and actively trades securities in the Funds. Mr. Kostiz has served as manager of the Retirement Income Fund and the bond portion of the Balanced Fund since 1995 and as manager of the Cornerstone Stock Fund since 1998.

MARK D. LABLANCE, earned his undergraduate degree in Finance from Michigan State University and his Masters degree in Accounting from Walsh College. Mr. LaBlance has been an analyst since joining Advance Capital Management, Inc. in 1998. He has managed the bond portion of the Balanced Fund and the Cornerstone Stock Fund since 2003.

GREGORY O. MACKENZIE, CFA, earned his undergraduate degree in Economics from the University of Michigan. Greg also earned his Chartered Financial Analyst(CFA) designation in 2003. Prior to joining Advance Capital in December 2004, Greg was a private placement analyst for Asset Allocation & Management Co. in Chicago. In his current role, Greg is responsible for the research and investment monitoring of many of the fixed income securities in both the Retirement Income Fund and the Balanced Fund. He is also instrumental in the overall investment structure of the Advance Capital I, Inc. funds.

DONALD J. PETERS, earned his B.A. in Economics from Tulane University and his MBA in Finance from the University of Pennsylvania, Wharton School. Mr. Peters joined T. Rowe Price Associates, Inc. in 1993 and has held the position of Quantitative Investment Analyst, Portfolio Manager and his current position of Vice President. Mr. Peters has managed the Equity Growth Fund and the equity portion of the Balanced Fund since December 29, 1993.

Information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of fund shares can be found in the Statement of Additional Information.

COMPENSATION AND EXPENSES

The Funds bear all expenses of their operations other than those incurred by the Investment adviser and the sub-adviser under their advisory and sub-advisory agreements, and those incurred by Advance Capital Group, Inc., under its administration agreement with the Company. In particular, each Fund pays investment management fees, administration fees, shareholder servicing fees and expenses, custodian and accounting fees and expenses, legal and auditing fees, expenses of printing and mailing prospectuses and shareholder reports, registration fees and expenses, proxy and meeting expenses and Directors' fees and expenses.

Under the investment management agreement approved by shareholders of each Fund, the Company pays the Adviser management fees, as a percentage of the average daily net assets of each Fund, as follows (before giving effect to any fee waivers):
-----------------------------------------------------------
                                            Management Fees
-----------------------------------------------------------
Retirement Income Fund --
First $200 million of assets		                  0.50%
Assets over $200 million		                  0.40%
Balanced Fund --
First $200 million of assets		                  0.70%
Assets over $200 million		                  0.55%
Cornerstone Stock Fund --		                  0.40%
Equity Growth Fund --
First $200 million of assets		                  0.70%
Assets over $200 million		                  0.55%
-----------------------------------------------------------


SHAREHOLDER INFORMATION
PRICING OF FUND SHARES
The Fund's share price, also called its net asset value, or NAV, is calculated each business day that the New York Stock Exchange is open, after the close of trading (generally 4 p.m. Eastern time). The NAV is not calculated on days when the New York Stock Exchange is closed. The net asset value of each share of a fund is the value of a single share.


The net asset value is calculated by totaling the assets of the Fund, subtracting all of its liabilities, or debts, and then dividing by the total number of Fund shares outstanding. In calculating the value of total assets, equity securities are valued at the last quoted market price at the time the valuations are made and debt securities are valued using prices furnished by an independent pricing service. When reliable market quotations are not readily available or are considered unreliable, securities are priced at their fair value, determined according to procedures adopted by the board of directors, which may include using an independent pricing service. A fund may use fair value pricing if the value of a security has been materially affected by events occurring before the fund's pricing time but after the close of the primary market or exchange on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well, such as fixed income securities. When fair value pricing is used, the prices of securities used by a fund to calculate its NAV may differ from market quotations or official closing prices for the same securities, which means a fund may value those securities higher or lower than another fund that uses market quotations or official closing prices.



                   Total Assets - Total Liabilities
                   --------------------------------
Net Asset Value =  Number of Shares Outstanding

The daily net asset value is useful to you as a shareholder because the NAV, when multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

HOW TO PURCHASE SHARES
You may purchase shares in any of the Funds by completing an Application to Purchase Shares. Mail the application and a check payable to Advance Capital I, Inc. to:

By Regular Mail:                  By Overnight Mail:
----------------                  ------------------
Advance Capital I, Inc.           Advance Capital I, Inc.
P.O. Box 3144                     One Towne Square, Ste 444
Southfield, MI  48037             Southfield, MI  48076


All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks. If you are making a purchase into an existing retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. If received by 4:00 pm EST, your shares will be purchased or sold at the NAV next determined after your order has been received and accepted.

When making subsequent purchases, you only need to mail a check noting your account number and the amount of money to be invested into each Fund.

The minimum initial investment in all of the Funds is $10,000
(or $2,000 for IRA accounts). This investment may be made in any combination of Funds as long as a $1,000 minimum investment is maintained in each Fund selected.

Advance Capital Group, Inc., the Funds transfer agent, is required by law to obtain certain personal information from you or any person(s) acting on your behalf in order to verify your or such person's identity. If you do not provide the required information, we may not be able to open your account. If we are unable to verify your identity or that of another person(s) authorized to act on your behalf, or believe we have identified potential criminal activity, Advance
Capital I, Inc. reserves the right to close your account or take such other action we deem reasonable or required by law.

HOW TO EXCHANGE SHARES
An exchange is the selling of shares of one Advance Capital
I, Inc. Fund to purchase shares of another Advance Capital I, Inc. Fund. Such a transaction may produce a taxable gain or loss in a non-tax deferred account. You may exchange shares in writing or by telephone, if you elected telephone redemption. Advance Capital Group, Inc. reserves the right to change these exchange procedures or required authorizations in the future. You will be given at least 60 days notice before any changes become effective.

EXCHANGES HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES
AND PURCHASES.  TO THE EXTENT YOU EXCHANGE SHARES HELD IN A
TAXABLE ACCOUNT THAT ARE WORTH MORE NOW THAN WHAT YOU PAID
FOR THEM, THE GAIN WILL BE SUBJECT TO TAXATION.

HOW TO REDEEM SHARES
On any business day, you may redeem all or a portion of your shares. Your order, if received by 4:00 pm EST will be processed at the next NAV calculated after your order is received. Normally, a check for the proceeds from a sale is mailed within one business day, but in no event, more than seven days. Redemptions are either made by written instruction or if elected, by telephone.

HOW TO REDEEM SHARES FROM AN IRA ACCOUNT
In order to redeem all or part of your shares from an IRA account, you must complete an IRA Distribution Form. You may request a redemption from your IRA by telephone to establish the Net Asset Value pricing of that redemption if and only if you will pick up the redemption check, in person, at the Company's headquarters at One Towne Square, Suite 444, Southfield, Michigan and sign the IRA Distribution Form at that time. If you do not appear and sign the form within seven business days, the amount of the redemption will be returned to your account at the next available price (higher or lower than the redemption NAV). If you are age 59 1/2 or older (and have satisfied any subequal withdrawal rules) and you elected telephone redemption privileges, you may request additional withdrawals from your account by telephone.

Advance Capital Group, Inc. charges a $50 fee for the total liquidation of an IRA account. The fee will automatically be taken from the proceeds of the sale.

[SIDEBAR]
A WORD ABOUT
SIGNATURE GUARANTEES...
A signature guarantee is a measure designed to protect you from fraud by assuring that your signature is genuine. The following financial institutions may guarantee signatures:
banks, savings and loan associations, trust companies, credit unions, and members of the New York Stock Exchange ("NYSE").
Call your financial institution to see if they can guarantee your signature. Please note that a signature guarantee is NOT the same as having your signature notarized by a Notary Public and the two are not interchangeable.

A WORD ABOUT CASH RESERVES...
Holding "cash" does not mean that the fund literally holds a stack of currency. Rather, cash reserves refer to short-term, interest-bearing securities that can easily and quickly be converted to cash. Most mutual funds keep a small percentage of assets in cash to accommodate shareholder redemptions.

While some funds strive to keep cash levels at a minimum and to always remain fully invested in stocks, others allow the investment advisers to hold up to 20% of a fund's assets in cash reserves.
[END SIDEBAR]

HOW TO REDEEM SHARES FROM A NON-IRA ACCOUNT
If you are selling shares from a non-IRA account for an amount of $25,000 or less, you may redeem your shares by telephone provided you authorized "Telephone Redemption Service" on your initial account application. You may redeem shares by calling (248) 350-8543 or (800) 345-4783 on any business day between the hours of 8:00 am and 4:00 pm, Eastern time. If you authorize Telephone Redemption Service, you authorize Advance Capital Group, Inc. to:

    1) Take instruction from any person by telephone to redeem or sell shares from your account.
    2) Take written instruction to redeem an amount of $25,000 or less regardless of whether or not the request was signature guaranteed.
    3) Take instruction from any person by telephone to change your address.
    4) Take written instruction to change your address regardless of whether or not the request was signature guaranteed.

Advance Capital Group, Inc. will take reasonable precautions to ensure that any requests made are legitimate. For example, Advance Capital Group, Inc. will ask for certain personal forms of identification. If such reasonable precautions are taken, Advance Capital Group, Inc. will not be held responsible for any losses resulting from unauthorized transactions. You will receive a written confirmation each time a telephone redemption is made to verify that instructions communicated by telephone are genuine.

IF YOU ARE SELLING SHARES FROM A NON-IRA ACCOUNT FOR AN AMOUNT OVER $25,000, YOU MUST SUBMIT A MEDALLION SIGNATURE GUARANTEED LETTER OF INSTRUCTION. THE LETTER MUST STATE YOUR NAME, ACCOUNT NUMBER, THE NAME OF THE FUND AND THE DOLLAR OR SHARE AMOUNT YOU WISH TO REDEEM. EXCEPTIONS TO THIS RULE REQUIRE REPRESENTATIVE APPROVAL AND MANAGEMENT AUTHORIZATION.

RESTRICTIONS ON REDEMPTIONS
Market Timing:
--------------
Some investors try to profit from a strategy called market-timing. Market timing is the switching of money into investments when an investor expects prices to rise, and taking money out when an investor expects prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. All Advance Capital I, Inc. Funds have adopted policies to discourage short-term trading:
   - Each Fund discourages substantive "round trip" transactions through any fund during a 12-month period. A "round trip" transaction is a redemption OUT of a fund (by any means) followed by a purchase back INTO the same fund (by any means). "Substantive" means a dollar amount that fund management determines, in its sole discretion, could adversely affect the management of the fund.
   - Each Fund reserves the right to reject any purchase request, including exchanges, that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
   - Exempted from this trading prohibition are systematic exchanges and automatic reinvestments of any dividends and distributions on remaining fund balances.


Checks Mailed to an Address Other than the Address of Record:
-------------------------------------------------------------
If you would like a check to be mailed to an address other than your address of record, you must submit a medallion signature guaranteed letter of instruction. Exceptions to this rule require representative approval and management authorization.

Redemption in Kind:
-------------------
Each Fund is obligated to redeem shares in cash up to $250,000 or 1% of the Fund's NAV, whichever is less, for any shareholder within a 90 day period. A redemption above this amount will also be made in cash unless the Board of Directors determines that additional cash withdrawals will have a material adverse effect on the remaining shareholders. If this is the case, the Fund will pay all or a portion of the remainder of the distribution in liquid or readily marketable portfolio instruments that the Board of Directors deem fair and reasonable.

Redemption in kind is not as liquid or marketable as cash. If redemption is made in kind, shareholders may need to sell the securities for less than their value at the time of redemption and may incur fees associated with this sale.

Redemption Before Checks Clear:
-------------------------------
When you purchase shares by check, payment of the proceeds may be delayed until the check clears the bank. Up to 15 calendar days may be allowed from the purchase date for a check to clear.

Accounts with Low Balances:
---------------------------
Due to the high cost of maintaining accounts with low balances, your shares may be sold if the total of your combined account balances in all Funds falls below $10,000 ($2,000 for IRA accounts). Advance Capital I, Inc. could sell shares of a specific fund if that one fund falls below the $1,000 minimum. Shares will not be sold if the total account balance for all Funds falls below $10,000 ($2,000 for IRA accounts) because of changes in the net asset values of the Funds. Before your shares are sold, you will be notified in writing and will be allowed 30 days to purchase additional shares to meet the minimum balance.

DIVIDENDS AND DISTRIBUTIONS
As a shareholder, you are entitled to your share of the Fund's income from interest and dividends, and gains from the sale of investments. You receive earnings as either an income dividend or capital gains distribution. Income dividends come from the interest the Fund earns from its money market and bond investments as well as dividends it receives from stock investments. Capital gains are realized whenever the Fund sells securities for a higher price than it paid for them.

[SIDEBAR]
A WORD ABOUT "BUYING A DIVIDEND"...
"Buying a Dividend" is the practice of purchasing shares of a fund shortly before it makes a distribution. The payment of a cash dividend decreases a mutual fund's net asset value, thereby returning shares to you as a taxable distribution.

As an example: If, on December 15th, you invest $5,000 for 250 shares of a fund at $20 per share and the fund pays a distribution of $1 per share on December 16th, its share price would drop to $19 (ignoring market changes). You would still have only $5,000 (250 shares times $19=$4,750 in share value, plus $250 in distributions), but you would owe tax on the $250 distribution you received (even if you had reinvested it in more shares). To avoid "buying a dividend," check a fund's distribution schedule before you invest.

A WORD ABOUT INVESTING FOR THE LONG TERM...
Each fund is intended to be a long-term investment vehicle;
none are designed to provide investors with a means of speculating on short-term fluctuations in the market.
[END SIDEBAR]



DISTRIBUTION OPTIONS
You can receive distributions in a number of ways:

Reinvestment             Dividends and capital gains are
                         automatically reinvested in additional
                         shares of the Fund unless you request
                         a different distribution method.

Dividends in Cash        Dividends are paid by check and mailed
                         to your address of record, and capital
                         gains arereinvested in additional
                         shares of the Fund.

Capital Gains in Cash    Capital gains distributions are paid
                         by checkand mailed to your address of
                         record, and dividends are reinvested
                         in additional shares of the Fund.

Dividends and Capital    Both dividends and capital gains
Gains In Cash            distributions are paid by check and
                         mailed to your address of record.

DISTRIBUTION SCHEDULE
-----------------------------------------------------------------------
FUND                   DIVIDENDS PAID                CAPITAL GAINS PAID
-----------------------------------------------------------------------
Retirement Income Fund Declared daily, paid monthly  Declared annually, paid in December
Balanced Fund          Declared daily, paid monthly  Declared annually,
                                                     paid in December
Cornerstone Stock Fund Declared annually,            Declared annually,
                       paid in December	           paid in December
Equity Growth Fund     Declared annually,            Declared annually,
                       paid in December              paid in December
-----------------------------------------------------------------------
Dividends are not declared on Saturdays, Sundays, or holidays. Dividends are declared just prior to determining net asset value. Dividends declared on Fridays and on days preceding holidays are larger to adjust for the Fund's income for the following
Saturday, Sunday, or holiday.

TAX CONSEQUENCES
As with any investment, you should consider the tax consequences of investing in the Funds. The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds.
You may wish to consult your own tax adviser. Additionally, state or local taxes may apply to your investment, depending upon the laws where you live.

To avoid taxation, the Internal Revenue Code requires each Fund to distribute net income and any net capital gains realized on its investments. Shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether the dividends are paid in cash or reinvested in additional shares.

The dividends and short-term capital gains that you receive are taxable to you as ordinary dividend income. Any distributions of net long-term capital gains by the Fund are taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund. Long-term capital gains may be taxed at different rates depending on how long the Fund held the securities.

If you sell or exchange shares of the Fund, any gain or loss you have is a taxable event, which means you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

PRIVACY POLICY
Advance Capital I, Inc. considers the privacy of its investors to be of fundamental importance and has established a policy to maintain the privacy of the information you share with us.
We do not sell any information to any third parties, however, we do collect and maintain certain nonpublic personal information about you, including the following:
     - Name and Address
     - Social Security Number
     - Assets
     - Account Balance
     - Investment Activity
     - Other Accounts

Any personal or financial information provided to Advance Capital
I, Inc. is kept strictly confidential.

  - Advance Capital I, Inc. restricts access to personal and financial information to certain employees in order to provide products and services.
  - Employees share information outside of the Company only as authorized by you or as required by law.
  - Physical, electronic and procedural safeguards are in place to guard your nonpublic information. These safeguards comply with federal and state standards.

PORTFOLIO HOLDINGS DISCLOSURE POLICY
A description of Advance CApital I, Inc.'s policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS
This table is intended to help you understand each Fund's financial performance for the past 5 years. Information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is incorporated by reference into the Statement of Additional Information. The annual report is available, without charge, upon request.



------------------------------------------------------------------------------------
Retirement Income Fund
Years ended December 31              2005    2004     2003      2002       2001
------------------------------------------------------------------------------------
Net asset value, beginning of year   $10.16    $10.06     $9.73    $9.56    $9.50
                                      -----     -----     -----    -----    -----
Income from investment operations
     Net investment income              0.53      0.56     0.59     0.64     0.68
     Net realized & unrealized gain
     (loss) on investments             (0.30)     0.10     0.34     0.17     0.06
                                        ----     -----    -----    -----    -----
Total from investment operations        0.23      0.66     0.93     0.81     0.74
                                        ----     -----    -----    -----    -----
Less Distributions
     Net investment income             (0.54)    (0.56)   (0.60)   (0.64)   (0.68)
                                       ------    -----    -----    -----
     Total distributions               (0.54)    (0.56)   (0.60)   (0.64)   (0.68)
                                       ------    -----    -----    -----
Net asset value, end of year          $ 9.85    $10.06   $10.06    $9.73    $9.56
                                      =======    =====    =====    =====
Total Return (%)                        2.28      6.78     9.75     8.80     7.95

Ratios and Supplemental Data
Net assets, end of year
(in thousands)                      $408,458  $401,610 $200,915 $199,851 $200,346
Ratio of expenses
to average net assets (%)               0.74      0.76     0.80     0.80     0.80
Ratio of net investment income
to average net assets (%)               5.34      5.58     5.99     6.70     7.06
Portfolio turnover rate (%)            55.83     36.99    38.02    22.83    30.76
--------------------------------------------------------------------------------------



Balanced Fund
Years ended December 31                2005       2004     2003      2002      2001
----------------------------------------------------------------------------------------
Net asset value, beginning of year       $17.96   $18.45   $15.77    $17.38    $18.19
                                         ------   ------   ------    ------    ------
Income from investment operations
     Net investment income                 0.37     0.44     0.42      0.45      0.52
     Net realized & unrealized gain
     (loss) on investments                 0.47     1.20     2.68     (1.61)    (0.81)
                                         ------   ------   ------    ------    ------
Total from investment operations           0.84     1.64     3.10     (1.16)    (0.29)
                                         ------   ------   ------    -------   ------
Less Distributions
     Net investment income                (0.37)   (0.44)   (0.42)    (0.45)    (0.52)
     Net realized gain on investments     (0.51)   (1.69)    0.00      0.00      0.00
                                         ------   ------   ------    ------    ------
     Total distributions                  (0.88)   (2.13)   (0.42)    (0.45)    (0.52)
                                         ------   ------   ------   --------   ------
Net asset value, end of year             $17.92   $17.96   $18.45    $15.77    $17.38
                                         ======   ======   ======   ========   =======
Total Return (%)                           4.79     9.05    19.96     (6.72)    (1.58)
Ratios and Supplemental Data
Net assets, end of year (in thousands) $377,837 $345,349 $297,707  $223,769  $232,991
Ratio of expenses
to average net assets (%)                  0.93     0.94     0.97      0.98      0.98
Ratio of net investment income
to average net assets (%)                  2.08     2.35     2.47      2.77      2.97
Portfolio turnover rate (%)               30.22    39.49    14.38     14.57     12.23



-------------------------------------------------------------------------------------------
Cornerstone Stock Fund
Years ended December 31                 2005       2004       2003       2002      2001
-------------------------------------------------------------------------------------------
Net asset value, beginning of year        $8.19      $7.84       $6.18      $8.70     $10.72
                                         -------   -------      ------    -------   --------
Income from investment operations
     Net investment income                 0.02       0.05        0.04       0.03       0.01
     Net realized & unrealized gain
     (loss) on investments                 0.13       0.35        1.66      (2.52)     (2.02)
                                         -------   -------     --------   --------  --------
Total from investment operations           0.15       0.40        1.70      (2.49)     (2.01)
                                         -------   -------     --------   --------  --------
Less Distributions
     Net investment income                (0.02)     (0.05)      (0.04)     (0.03)     (0.01)
                                         -------   --------    --------   --------  --------
     Total distributions                  (0.02)     (0.05)      (0.04)     (0.03)     (0.01)
                                         -------   --------    --------   --------  --------
Net asset value, end of year              $8.32      $8.19       $7.84      $6.18      $8.70
                                         =======   ========    ========   ========  ========
Total Return (%)                           1.83       5.19       27.44     (28.63)    (18.72)
Ratios and Supplemental Data
Net assets, end of year (in thousands)  $42,211    $50,093     $53,067    $40,803    $62,266
Ratio of expenses
to average net assets (%)                  0.75       0.73        0.73       0.72       0.72
Ratio of net investment income
to average net assets (%)                  .022       0.68        0.52       0.39       0.16
Portfolio turnover rate (%)               79.39      30.66       11.63      19.78       4.01
--------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
Equity Growth Fund
Years ended December 31                     2005      2004      2003       2002       2001
----------------------------------------------------------------------------------------------
Net asset value, beginning of year            $24.61   $24.41   $17.87     $22.95     $27.13
                                            --------  -------   --------   --------   --------
Income (Loss) from investment operations
     Net investment loss                       (0.10)   (0.14)   (0.13)     (0.14)     (0.16)
     Net realized & unrealized gain
    (loss) on investments                       2.56     3.67     6.67      (4.94)     (4.02)
                                            --------  -------  --------   ---------  ---------
Total from investment operations                2.46     3.53     6.54      (5.08)     (4.18)
                                            --------  -------  --------   ---------  ----------
Less Distributions
     Net realized gain on investments          (1.65)   (3.28)    0.00       0.00       0.00
                                            --------  -------  --------   ---------  ----------
     Total distributions                       (1.65)   (3.33)    0.00       0.00       0.00
                                            --------  -------  --------   ---------  ----------
Net asset value, end of year                  $25.42   $24.61   $24.41     $17.87     $22.95
                                            --------  -------  --------   ---------  ----------
Total Return (%)                                9.94    14.45    36.60     (22.14)    (15.41)
Ratios and Supplemental Data
Net assets, end of year (in thousands)      $196,254 $174,704 $145,482    $99,120   $126,970
Ratio of expenses
to average net assets (%)                       1.00     1.00     1.01       1.01       1.00
Ratio of net investment loss
to average net assets (%)                      (0.39)   (0.54)   (0.63)     (0.68)     (0.69)
Portfolio turnover rate (%)                    29.60    43.60    11.35      12.03       9.43
-----------------------------------------------------------------------------------------------

Additional information about Advance Capital I, Inc., contained in the Statement of Additional Information (SAI), has been filed with
the Securities and Exchange Commission (SEC).   The SAI bears the
same date as this prospectus and is incorporated by reference in its entirety into this prospectus.

Information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds, please call Advance
Capital at (800) 345-4783 or (248) 350-8543 or write to us at P.O.
Box 3144, Southfield, Michigan 48037. Each year you are sent updated annual and semi-annual reports for the Funds as well as a proxy statement. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address. The company does not yet make its SAI or annual or semi-annual reports to shareholders available on its internet website, although it plans to do so in the future.

The code of ethics and additional information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the public reference room by calling the SEC at
(202) 942-8090. Reports and other information about the Funds are also available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

                            TICKER SYMBOLS
                            --------------
Retirement Income Fund:	    ADRIX
Balanced Fund:              ADBAX
Cornerstone Stock Fund:	    ADCRX
Equity Growth Fund:	    ADEGX

INVESTMENT ADVISER AND ADMINISTRATOR:
Advance Capital Management, Inc.

ADMISTRATOR AND TRANSFER AGENT:
Advance Capital Group, Inc.

CUSTODIAN:
Fifth Third Bank

DISTRIBUTOR:
Advance Capital Services, Inc.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
PricewaterhouseCoopers LLP

LEGAL COUNSEL:
Dykema Gossett PLLC

PROSPECTUS DATED APRIL 30, 2006


Investment Company	File No. 811-05127

                     ADVANCE CAPITAL I, INC.
               Statement of Additional Information
                             for
                            SHARES
                             of
                    RETIREMENT INCOME FUND
                         BALANCED FUND
                    CORNERSTONE STOCK FUND
                      EQUITY GROWTH FUND


This Statement is not a Prospectus but should be read in conjunction with the Funds' current Prospectus dated
April 30, 2006 (the "Prospectus"). Much of the information contained in this Statement of Additional
Information expands upon the subjects discussed in the Prospectus. No investment should be made without first reading the Prospectus. You may receive a copy of the Prospectus by calling 800-345-4783 or by writing to us at the following address:


                     Advance Capital I, Inc.
                         P.O. Box 3144
                     Southfield, MI  48037


The Company's Annual Report to Shareholders for the fiscal year ended December 31, 2005, which has been distributed to shareholders of each Fund pursuant to Section 30(d) of the Investment
Company Act of 1940,is hereby incorporated into this Statement of Additional Information by reference. A copy of the Annual Report will be provided without charge by writing to the Company at the address shown above or by calling us at the telephone number shown above.


                       TABLE OF CONTENTS
                                                       Page

Fund History                                             2
Description of the Funds                                 2
Management of the Company                                7
Proxy Voting Policies and Procedures                    11
Code of Ethics                                          11
Control Persons and Principal Holders of Securities     12
Investment Advisory and Other Services                  12
Portfolio Transactions                                  18
Capital Stock and Other Securities                      19
Purchase and Pricing of Shares                          20
Taxation of the Funds                                   21
Performance Information                                 21
Anti-Money Laundering Program                           24
Financial Statements                                    24
Appendix A - Description of Securities Ratings          25
Appendix B-1 - Proxy Voting Policies of the Adviser     27
Appendix B-2 - Proxy Voting Policies of the Sub-Adviser 31


                       April 30, 2006

HISTORY
Advance Capital I, Inc. (the "Company") was organized on
March 6, 1987, as a Maryland Corporation. The Company is registered under the Investment Company Act of 1940
(the "1940 Act") as an open-end, diversified, management investment company. Currently, the Company offers offering four distinct investment portfolios (the "Funds").
The Funds are:

                  Retirement Income Fund
                  Balanced Fund
                  Cornerstone Stock Fund
                  Equity Growth Fund


DESCRIPTION OF THE FUNDS
Each Fund has its own investment objectives and policies. The following policies supplement the investment objectives and policies set forth in the Company's Prospectus. The percentage limitations included in these policies apply only at the time of purchase. For example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to sell any securities.

Government Obligations:
Each Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government agencies that are supported by the full faith and credit of the U.S. Government include securities of the Federal Housing Administration, the Department of Housing and Urban Developments, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Government National Mortgage Association, the Maritime Administration, and the Small Business Administration. Generally, less than 50 percent of the total assets of the Retirement Income Fund orand less than 50 percent of the bonds in the Balanced Fund will be invested in obligations of the U.S. Government or agencies supported by the full faith and credit of the U.S. Government. The Equity Growth Fund and the Cornerstone Stock Fund will have less than 5 percent of their assets invested in obligations of the U.S. Government or agencies supported by the full faith and credit of the U.S. Government except when, in the opinion of the Investment Adviser, economic or business conditions warrant a temporary defensive investment position.

Each Fund may invest, on a limited basis, in obligations of certain agencies or instrumentalities which do not carry the full faith and credit of the U.S. Government, such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation. Each Fund will invest in the obligations of such agencies or instrumentalities only when the Investment Adviser believes the credit risk with respect to the agency or instrumentality is minimal. No more than 20 percent of the total assets of the Retirement Income Fund orand no more than 20 percent of the bonds in the Balanced Fund will be invested in these types of securities. No more than 5 percent of the Equity Growth Fund or the Cornerstone Stock Fund will be invested in these types of securities.

Yankee Bonds:
A Yankee Bond is a foreign bond denominated in U.S. dollars and is registered with the Securities and Exchange Commission
(SEC) for sale in the United States. These securities do not carry currency risk since all payments are made in U.S. dollars. A Yankee Bond can consist of a foreign corporation or sovereign government. The Retirement Income Fund and the bond portion of the Balanced Fund can invest a portion of their total assets in these types of securities. Generally, no more than 20% of each Fund's total assets will be invested in Yankee Bonds.


Money Market Instruments:
Each Fund anticipates under normal conditions that no more than 20 percent of its total assets will be invested in high-quality money market instruments. Under unusual market or economic conditions, during the initial start-up phase of a Fund or for temporary defensive purposes, each Fund may invest up to 100 percent of its assets in money market instruments. Money market instruments are defined as commercial paper and bank obligations. Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Federal Deposit Insurance Corporation, or by a savings and loan association or savings bank that is insured by the Federal Deposit Insurance CorporationSavings and Loan Insurance Corporation. Investments in bank obligations are limited to the obligations of financial institutions having more than $2 billion in total assets at the time of purchase. Investments in commercial paper will be limited to issues withinwhich have the highest rating, at the time of purchase, ofby Standard & Poors (S&P) or Moody's or, if not rated, are determined by the Investment Adviser to be of comparable quality.

Repurchase Agreements:
Each Fund may invest in repurchase agreements. Repurchase agreements are arrangements in which banks, broker dealers, and other recognized financial institutions sell U.S. Government securities (limited to those with remaining maturities of five years or less) to the Funds and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The Funds or their Custodian will take possession of the securities subject to repurchase agreements. Repurchase agreements may also be viewed as loans made by the Funds which are collateralized by the securities subject to repurchase. Advance Capital Management, Inc., the Investment Adviser, will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or default of certain sellers of repurchase agreements, the Funds could experience costs and delays in liquidating the underlying security which is held as collateral, and the Funds might incur a loss if the value of the collateral held declines during this period.


Securities Lending:
Each of the Advance Capital I Funds may seek to increase its income by lending portfolio securities. Loans may only be made to financial institutions and are required to be secured continuously by collateral in cash or liquid assets. Such collateral will be maintained on a current basis at an amount at least equal to the market value of the securities loaned.
The Fund would have the right to call a loan and obtain the securities loaned at any time. For the duration of the loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral.
The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan. In the event of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment, the Fund would call the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgement of the Advisor, the consideration which can be earned currently from the securities loans of this type justifies the attendant risk. If the Adviser decides to make securities loans, it is intended that the value of the securities loaned would not exceed 33 1/3 % of the value of the total assets of the Fund.


Variable and Floating Rate Instruments:
Unrated variable or floating rate instruments will make up not more than 5 percent of any Fund's assets. These instruments require the Investment Adviser to monitor closely the earning power, cash flows and other liquidity ratios of the issuers to ensure they can meet payment upon demand. These instruments often provide a higher yield than money market rates because they are viewed by the issuer and purchaser as longer-term obligations whose pricing may be based on shorter term rates.


Non-Interest-Bearing Securities:
The Retirement Income Fund has not invested in non-income-producing securities in the past. Further, there are no present plans to invest in non-income-producing securities in either of these Funds. Non-income-producing securities include zero coupon bonds, which pay interest only at maturity and payment in kind ("PIK") bonds, which pay interest in the form of additional bonds. Although there are no plans to do so, the Retirement
Income Fund may invest up to 5 percent of its assets in such securities. Should non-interest-bearing securities be held in either of these Funds, there are special tax considerations associated with them. The Retirement Income Fund will report interest on these securities as income even though no cash interest is received until the security's maturity or payment date. Therefore, either of these Funds may have to dispose of some portfolio securities under disadvantageous circumstances to generate cash to satisfy distribution requirements.

Stock Index Futures Contract and Options:
The Equity Growth Fund, the Balanced Fund and the Cornerstone
Stock Fund (the Growth Portfolios) may enter into stock index futures contracts (or options thereon) to hedge all or a portion of its equity portfolio, or as an efficient means of regulating its exposure to the equity markets. The Growth Portfolios These
Funds will not use futures contracts for speculation., and  The
Funds will limit the use of futures contracts so that (1) no more than 5 percent of each of the Growth Fund's Portfolios' total assets would be committed to initial margin deposits or premiums on such contracts and (2) immediately after entering into such contracts, no more than 30 percent of the Equity Growth Fund's total assets or 20 percent of the Balanced Fund's or Cornerstone
Stock Fund's total assets would be represented by such contracts.
These Funds may also purchase call and put options as well as write covered call and put options on securities and financial indices. The aggregate market value of each Fund's portfolio securities covering call options will not exceed 25 percent of the Equity
Growth Fund's net assets or 15 percent of the Balanced Fund's or Cornerstone Stock Fund's net assets. Futures contracts and options can be highly volatile and could reduce each Fund's total return, and a Fund's attempt to use such investment for hedging purposes may not be successful. Successful futures strategies require the ability of the Investment Adviser to predict future movements in securities prices, interest rates and other economic factors.
Each Fund's potential losses from the use of futures extend beyond its initial investment in such contracts. Also, losses from options and futures could be significant if a Fund is unable to close out its position due to disruptions in the market or lack of liquidity.

Foreign Securities:
The Equity Growth Fund and Balanced Fund each may invest up to 10 percent of total assets (excluding reserves) in foreign securities. These include non-dollar denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as American Depositary Receipts). Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). These risks are heightened for investments in developing countries, and there is no limit on the portion of the fund's foreign investments that may be made in such countries.


Exchange Traded Funds (ETFs):
These are types of investment companies bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. Subject to the restrictions of the 1940
Act, Tthe Equity Growth Fund and the Balanced Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile.
In addition, ETFs have management fees which increase their costs.



Hybrid Instruments:
These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under some conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

Fund Fundamental Investment Policies:
The Funds are subject to investment limitations. If a percentage limitation is satisfied at the time of the investment, a later increase or decrease in the percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation. The portfolio manager will determine, based on current market conditions, when to realign the portfolio within its original investment limitations.
The Fund may be unable to sell certain securities due to low credit ratings or limited market trading. The following investment limitations may only be changed with respect to a particular Fund by a vote of a majority of the shareholders. This means the affirmative vote of the lesser of (a) 50 percent of the outstanding shares of the Fund, or (b) 67 percent or more of the shares of the Fund present at a meeting if the holders of more than 50 percent of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

The Funds will not:

1.)  Issue senior securities

2.)  Borrow money

3.) Engage in the business of underwriting securities of other issuers except to the extent that a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 as amended in disposing of investment securities

4.)  Invest more than 25 percent of each respective
     Fund's total assets in any one industry

5.) Purchase or sell commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, this shall not prohibit the Equity Growth Fund, the Balanced Fund, or the Cornerstone
     Stock Fund from purchasing publicly traded securities of companies engaging in whole or in part of such activities

6.) Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate

7.) Make loans, except that each Fund may purchase or hold debt securities in accordance with its investment objectives and policies and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities

8.) Invest in companies for the purpose of exercising management or control

9.) Invest in bank obligations having remaining maturities in excess of one year, except that (1) securities subject to repurchase agreements may have longer maturities and
     (2) the Retirement Income Fund or the Balanced Fund may invest in bank obligations without regard to maturity

10.) Purchase securities on margin, make short sales of securities or maintain a short position

11.) Invest more than 5 percent of a Fund's total assets in securities issued by a company which, together with any predecessor company, has been in continuous operation for fewer than three years

12.) Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets as outlined in the Investment Company Act of 1940

13.) Permit the purchase or retention of the securities of any issuer if the officers, directors or trustees of the Company, its advisers or managers owning beneficially more than one-half of 1 percent of the securities of such issuer together own beneficially more than 5 percent of such securities

14.) Commit more than 10 percent of their respective net assets to non-liquid securities, including repurchase agreements with maturities longer than seven days, or to securities subject to restrictions on resale

15.) Purchase the securities of any one issuer, other than the U.S. Government or any of its instrumentalities, if immediately after such purchase more than 5 percent of the value of its total assets would be invested in such issuer, except that up to 15 percent of the value of each Fund's total assets may be invested without regard to the 5 percent limitation

16.) Acquire more than 10 percent of the voting securities of any one issuer

Disclosure of Portfolio Holdings:
Non-public portfolio holdings information is disclosed to select brokerage firms and rating agencies. The Funds do not receive any compensation or consideration, directly or indirectly, in return for distributing Fund holdings.
At no time are any non-public holdings distributed to individual investors or institutional investors.
Holdings are provided to bond traders when requested to aid them in finding appropriate fixed income securities for the Funds. Non-public portfolio holdings information is also disclosed to the rating agencies Morningstar and Standard & Poors, whose purpose in receiving that information is to compile and publish ratings and related information about the Funds. Generally, the information disclosed to brokers represents the most current portfolio holdings and is typically distributed once per quarter.

Procedure:
The Funds follow procedures to ensure that non-public portfolio holdings information is disclosed only when such disclosure is in the best interest of a Fund and its shareholders. All requests for information
(including lists) on holdings in any of the Advance
Capital I, Inc. Funds are forwarded to the portfolio managers. The Senior Portfolio Manager determines whether or not the request is legitimate and if the information should be provided to the individual(s) or companies. Release of fund holdings is limited to those on a "need to know basis". All other requests are denied.


MANAGEMENT OF THE COMPANY
Advance Capital I, Inc. is managed by a Board of Directors. The Directors are responsible for managing the company's business affairs and for exercising all the company's powers except those reserved for the shareholders. The Board has designated an Audit Committee comprised of the Directors who are not "interested" persons of the Company (as that term is defined in the Investment Company Act of
1940).  Thomas Saeli serves as the Committee's Chairman.
The Audit Committee provides oversight regarding the accounting and financial reporting policies and practices, systems of internal controls and independent audit of the Funds. The Committee has adopted a formal written charter that is available upon request. Two Audit
Committee meetings were held during the last fiscal year. There are no other committees of the Board. Officers and Directors of the Company, their addresses, and principal occupations during the last five years, are as follows:


---------------------------------------------------------------------------------------------
                                                                  Number of   Other
             	     Position(s) Year      Principal Occupations  Portfolios  Directorships
Name and Address     & Office(s) Elected*  During past 5 Years	  Overseen    Held**
---------------------------------------------------------------------------------------------
"INTERESTED"
DIRECTOR***
---------------------------------------------------------------------------------------------
Robert J. Cappelli      President    1987    President, Treasurer       4       None
One Towne Square        Treasurer,           and Director, Advance
Suite 444               and                  Capital I, Inc.;
Southfield, MI 48076    Director             Vice President &
Age 54                                       Treasurer, Advance
                                             Capital Services, Inc.
----------------------------------------------------------------------------------------------
NOT "INTERESTED"
DIRECTORS
----------------------------------------------------------------------------------------------
Joseph A. Ahern        Director &     1995    Attorney; President             4   None
One Towne Square       Board Chairman         and Shareholder; Stark,
Suite 444                                     Reagan, P.C.
Southfield, MI 48076
Age 48
---------------------------------------------------------------------------------------------
Dennis D. Johnson      Director    2000     Retired; former Chief         4    None
One Towne Square                            Operating Officer,
Suite 444                                   Belgacom (Ameritech
Southfield, MI 48076                        International);
Age 66                                      Management Consultant;
                                            Vice President - Human
                                            Resources, Ameritech
                                            Network Services
---------------------------------------------------------------------------------------------
Janice E. Loichle      Director    2001     Retired; former Vice          4    None
One Towne Square                            President, Chief Integration
Suite 444                                   Officer and Chief of Local
Southfield, MI 48076                        Exchange Operations, XO
Age 55                                      Communications, Inc.;
                                            President, NEXTLINK
                                            Solutions
                                            (Telecommunications)
----------------------------------------------------------------------------------------------
Thomas L. Saeli        Director    2000     Chief Executive Officer       4     Noble
One Towne Square                            Noble International, Ltd.           International
Suite 444                                   (since March 2006); Vice            Ltd.
Southfield, MI 48076                        President - Corporate
Age 49                                      Developement, Lear
                                            Corporation (Automotive
                                            Suppliers) (from prior to
                                            2000 until March 2006
----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
                                                                   Number of   Other
                       Positions  Year      Principal Occupations  Portfolios  Directorships
Name and Address       & Offices  Elected*  During past 5 Years    Overseen    Held**
----------------------------------------------------------------------------------------------
OTHER OFFICERS
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Christopher Kostiz     Vice       2003      Vice President,             4        None
One Towne Square       President            Advance Capital I,
Suite 444                                   Inc.; President
Southfield, MI 48076                        Advance Capital
Age 38			                    Management, Inc.;
                                            Sr. Portfolio
                                            Manager, Advance
                                            Capital Management, Inc.
----------------------------------------------------------------------------------------------
Kathy J. Harkleroad    Vice       1996      Vice President, CCO and     4        None
One Towne Square       President,           Secretary, Advance
Suite 444              Chief                Capital I, Inc.; and
Southfield, MI 48076   Compliance           Advance Capital Group,
Age 53		       Officer	            Inc.; Marketing
                       and                  Director, Advance
                       Secretary            Capital Services, Inc.
----------------------------------------------------------------------------------------------
Julie Katynski         Vice       2003      Vice President &            4        None
One Towne Square       President            Assistant Secretary,
Suite 444              and                  Advance Capital I,
Southfield, MI 48076   Assistant            Inc.; Vice President -
Age 40                 Secretary	    Finance, Advance Capital
                                            Group, Inc.; Controller,
                                            Advance Capital Group, Inc.
-----------------------------------------------------------------------------------------------


*There is no set term of office for Directors and Officers.
The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors in the year in which they reach the age of 70.
**This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.
***Mr. Cappelli is an "interested persons" of the funds, as defined in the Investment Company Act of 1940, because he is an officer and principal stockholder of the Funds Advisor.


The Company knows of no arrangements or understandings between a Director or Officer and any other person pursuant to which a person has been selected as a Director or Officer. There is no family relationship between any of the Directors and any of the Officers of the Company.

The equity securities in the Funds beneficially owned by the Directors as of December 31, 2005, were as follows:

                                                                       Aggregate Dollar Range of
                                                                       Equity Securities in All
                                                                       Registered Investment
                                                                       Companies Overseen by
                     Dollar Range of Equity Securities                 Trustees in all of the
                     held in each of the Advance Capital               Advance Capital I, Inc.
Name of Director     I, Inc. Funds                                     Funds
-------------------  -------------------------------------------       -------------------------
                         DISINTERESTED DIRECTORS
Joseph A. Ahern      Retirement Income Fund   $0                       Over $100,000
                     Balanced Fund            $50,001 - $100,000
                     Cornerstone Stock Fund   Over $100,000
                     Equity Growth Fund       $50,001 - $100,000
Dennis D. Johnson    Retirement Income Fund   $0                       Over $100,000
                     Balanced Fund            $50,001 - $100,000
                     Cornerstone Stock Fund   $10,001 - $50,000
                     Equity Growth Fund       $50,001 - $100,000
Janice E. Loichle    Retirement Income Fund   $0                       Over $100,000
                     Balanced Fund            $50,001 - $100,000
                     Cornerstone Stock Fund   Over $100,000
                     Equity Growth Fund       Over $100,000
Thomas L. Saeli      Retirement Income Fund   $0                       Over $100,000
                     Balanced Fund            $10,001 - $50,000
                     Cornerstone Stock Fund   Over $100,000
                     Equity Growth Fund       Over $100,000



				 INTERESTED DIRECTOR

Robert J. Cappelli   Retirement Income Fund   $0                       Over $100,000
                     Balanced Fund            Over $100,000
                     Cornerstone Stock Fund   Over $100,000
                     Equity Growth Fund       Over $100,000



Only the not "interested" Directors are paid compensation from the Funds for their service as Directors. Directors are also reimbursed for expenses incurred in attending the meetings. Effective January, 2005, the Funds pay quarterly fees of $3,375 to each "not interested" Director. The Fund did not offer its Directors any pension or retirement benefits during or prior to the fiscal year ended December
31, 2005. The following table provides information regarding the compensation of paid to the not "interested" Directors by the Company with respect to all of its Funds for the year ended December 31, 2005.

COMPENSATION TABLE

Name of Director	      	 AggregateCompensation
-----------------------------------------------------
Joseph A. Ahern			       $15,188
Dennis D. Johnson	                   $13,500
Janice E. Loichle	                   $13,500
Thomas L. Saeli			       $13,500



PROXY VOTING POLICIES AND PROCEDURES

Because some of the Funds may hold various equity securities in their portfolios, they often have the right to vote by proxy on items of business that the issuers of those securities present to shareholders from time to time. The Company and the Adviser have adopted a proxy voting procedure whereby, subject to oversight from the Company's Board of Directors, the Adviser or the Sub-Adviser of a particular Fund that actually manages the assets of that Fund has been delegated the responsibility for assessing and voting that Fund's proxies in accordance with the Adviser's or the Sub-Adviser's own proxy voting policies and procedures, as applicable.
These policies and procedures include specific provisions to determine when a conflict exists between that Fund and the Adviser or the Sub-Adviser or its affiliates. Copies of the proxy voting policies and procedures of the Adviser and the Sub-Adviser are attached to this SAI as Appendices B-1 and B-2.

An annual record of all proxy votes
cast by the Funds during the most recent 12-month period ended June 30 can be obtained, free of charge, upon request, by calling (800) 345-4783, or by viewing the Company's report on Form N-PX on the SEC's website at http://www.sec.gov.


CODE OF ETHICS

The Company, the Adviser, the Administrator, the Distributor and the Sub-Adviser have each adopted a code of ethics which complies in all material respects with Rule 17j-1 under the 1940 Act. These codes of ethics are designed to prevent directors, officers and designated employees ("Access Persons") who have access to information concerning portfolio securities transactions of each of the Funds from using that information for their personal benefit or to the disadvantage of any of the Funds. The codes of ethics do permit Access Persons to engage in personal securities transactions for their own account, including securities which may be purchased or held by the Funds, but impose significant restrictions on such transactions and require Access Persons to report all of their personal securities transactions (except for transactions in certain securities where the potential for a conflict of interest is very low such as open-end mutual fund shares and money market instruments). Each of the codes of ethics has been filed as an exhibit to the Company's registration statement of which this SAI is a part, and is available from the Company's filings on the SEC's website at http://www.sec.gov.

Because the Sub-Adviser is not otherwise affiliated with the Company or the Adviser, the Adviser has delegated responsibility for monitoring the personal trading activities of the Sub-Adviser's personnel to the Sub-Adviser. The Sub-Adviser provides the Company's Board of Directors with a quarterly certification of the Sub-Adviser's compliance with its code of ethics and with Rule 17j-1 and a report concerning any significant violations of its code.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Controlling Persons
As of March 28, 2006, no individual owned of record or beneficially 25 percent or more of any class of stock of any of the Companys four Funds, and no person controlled any of the Company's four Funds.

Principal Holders of Securities
As of March 28, 2006, no individual owned of record or beneficially 5 percent or more of the outstanding shares of any class of shares of the Companys four Funds.

Management Ownership
As of March 28, 2006, all directors and officers as a group owned 70,772 Equity Growth Fund Shares (0.9% of the total outstanding), 39,213 Balanced Fund Shares (0.2% of the total outstanding) and 132,034 Cornerstone Stock Fund Shares (2.9% of the total outstanding).


INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser and Sub-Adviser

Advance Capital Management, Inc. (the "Adviser") serves as investment adviser to each of the Funds. Under Pursuant to Asset Manager's Agreements, signed December 21, 1993 and December 17, 1993, the Adviser has hired T. Rowe Price
Associates, Inc. ("T. Rowe Price"), to serve as the
Sub-Adviser to the Equity Growth Fund and the equity portion of the Balanced Fund. These agreements were approved at a Special Meeting of Shareholders held on October 28, 1993. The Board of Directors, including all of the not "interested" directors, most recently considered and approved these Investment Manager's Agreements at a meeting held in person on July 29, 2005. In evaluating the Investment Manger's Agreements, the Board requested and received information from the Adviser and the Sub-Adviser to assist in its deliberations. The material factors that formed the basis for the Board's approval of the Investment Manager's Agreements, and the conclusions with respect thereto are:

* The Board considered the nature, extent and quality of services provided to the Funds and their shareholders and the qualifications of the Adviser and the Sub-Adviser to provide investment management services;

* The investment performance of each Fund was reviewed in comparison to appropriate broad-based market indices, benchmarks and a peer group of funds selected by management. The Board also considered the costs of providing competitive advisory services in the current environment and compared the proposed management fees to be charged to each Fund with those charged by managers of comparable Funds within the peer group selected by management based on Lipper Analytical Services data and historic peer funds;

* The Board reviewed information concerning the profitability of the Adviser's and the Sub-Adviser's investment advisory and other activities; and

* The Board concluded that the Investment
Manager's Agreements are in the best interest of the Company and its shareholders, and that the services provided under the agreements are required for the operation of the Company.

The principal business address of Advance Capital
Management, Inc. is One Towne Square, Suite 444,
Southfield, Michigan 48076. Advance Capital Management,
Inc. is a wholly-owned subsidiary of Advance Capital Group, Inc.("ACG"), the Administrator and Transfer Agent for the Funds, and ACG is controlled by John C. Shoemaker,
Robert J. Cappelli and Raymond A. Rathka, each of whom owns 1/3 of the outstanding voting stock of ACG.
T. Rowe Price is a wholly-owned subsidiary of T. Rowe
Price Group, Inc.,
a publicly-traded financial services holding company.
Its principal business address is 100 East Pratt
Street, Baltimore, Maryland 21202. Subject to the general supervision of the Company's Directors and in accordance with each Fund's investment objectives and policies, the Investment Adviser continually conducts investment research and furnishes an investment program for each of the Funds and the Company, is responsible for the purchase and sale of each Fund's portfolio securities, and maintains the Company's records relating to such purchases and sales.

The Investment Advisory Agreement provides that the Investment Adviser shall not be held liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad-faith, or gross negligence on the part of the Investment Adviser in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder.

The Investment Adviser has agreed to pay certain expenses, including the fees associated with the hiring of a Sub-Adviser, incurred in connection with its activities under the Investment Advisory
Agreement other than the cost of securities, including brokerage commissions, purchased for the Company. Specifically, the Investment Adviser will pay for (a) the salaries and employment benefits of all its employees who are engaged in providing these services, (b) adequate office space and suitable office equipment for such employees, (c) all telephone and postage costs relating to such functions.


For services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Investment
Adviser receives a fee, computed daily and paid monthly, at the annual rate of .70% of the average daily net assets forof the Equity Growth and the Balanced Funds up to $200 million dollars and .55% on average daily net assets over $200 million, .40% of the average daily net assets of the Cornerstone Stock Fund and ..50% of the average daily net assets up to $200 million for the Retirement Income Fund and .40% of average daily net assets over $200 million. The Sub-Advisory
Agreements do not provide for any increase in the level of fees payable by the Company. For its services, the Sub-Adviser is paid a fee by the Investment Adviser, payable over the same time periods and calculated in the same manner as the investment advisory fee, of ..20% on the average daily net assets up to $100 million and .15% on average daily net assets over $100 million of the Equity Growth Fund and of the equity portion of the Balanced Fund so designated by the Investment Adviser to be invested in common stocks. From time to time, as it may deem appropriate in its sole discretion, the Investment Adviser may waive a portion or all of its advisory fee.

During the fiscal years ended December 31, 2003, 2004 and 2005, the Funds paid the following amounts to the Adviser relating to investment advisory services:


                                2003       2004      2005
-------------------------------------------------------------
Equity Growth Fund           $831,220  $1,095,940  $1,247,606
Balanced Fund              $1,697,285  $2,058,934  $2,273,638
Retirement Income Fund     $1,009,138  $1,532,965  $1,813,213
Cornerstone Stock Fund       $182,810    $203,784    $179,604
-------------------------------------------------------------


Portfolio Manager Compensation
The portfolio managers for Advance Capital I, Inc. funds are compensated in the form of a base salary and yearly bonus. The method for determining the salary is based on comparable industry statistics for the type, years of service and general experience of the portfolio manager. Any annual merit increase is measured on aggregate factors such as firm profitability and the managers' level of duties and responsibilities. At this time, portfolio managers are not explicitly compensated based upon the performance of the portfolios managed. The annual bonus, if any, is measured based upon overall firm performance and profitability. One of the portfolio managers also receives a deferred compensation bonus. This bonus is formulaic, based on the amount of new and existing dollars in the Advance Capital I, Inc. funds. All bonuses are in the form of cash payments.


Sub-Adviser Portfolio Manager Compensation
The sub-adviser portfolio managers' compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant.
Occasionally, T. Rowe Price portfolio managers will also have the opportunity to participate in venture capital partnerships.
Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. T. Rowe Price evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index
(ex. S&P 500) and an applicable Lipper index
(ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to T. Rowe Price's overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio manages, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.


FUND OWNERSHIP BY PORTFOLIO MANGERS
The equity securities in the Advance Capital I, Inc. funds beneficially owned by the portfolio managers as of December
31, 2005, were as follows:


                                                           Dollar Range of
                          Advance Capital Fund Sub-        Equity Securities Beneficially
Portfolio Manager         Advised/Managed                  Owned (1)
-------------------       ---------------------------      ------------------------------
Christopher M.            Retirement Income Fund           None
Kostiz                    Balanced Fund                    $1 - $10,000
                          Cornerstone Stock Fund           Over $100,000
                          Equity Growth Fund               Over $100,000
Mark D. LaBlance          Retirement Income Fund           None
                          Balanced Fund                    $10,001 - $50,000
                          Cornerstone Stock Fund           $10,001 - $50,000
                          Equity Growth Fund               $50,001 - $100,000
Gregory O.                Retirement Income Fund           None
MacKenzie                 Balanced Fund                    None
                          Cornerstone Stock Fund           None
                          Equity Growth Fund               None
Donald J. Peters          Equity Growth Fund               None
                          Balanced Fund                    None



(1) Ownership disclosure is made using the following ranges:
None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; over
$100,000. The amounts listed include shares owned through the Advance Capital Services, Inc. Savings & Security Plan.

Other Funds or Accounts Managed
In addition to the Retirement Income Fund, the Cornerstone Stock Fund and the fixed income portion of the Balanced
Fund, Mr. Kostiz also oversees the management of the portfolios for 11 additional investment accounts held by clients of Advance Capital Management, Inc., and these accounts represented approximately $19.6 million of assets under management as of December 31, 2005. Mr. LaBlance is primarily responsible for the day-to-day management of these investment accounts. Neither Mr. Kostiz nor Mr. LaBlance is responsible for providing investment management of the portfolios of any other registered investment companies or pooled investment vehicles. Mr. MacKenzie is not responsible for the day-to-day management of any investment accounts other than those of the Funds.

The Equity Growth Fund and the equity portion of the Balanced Fund (the Subadvised Funds) are managed by an Investment Advisory Committee chaired by Donald J. Peters. Mr. Peters has day-to-day responsibility for managing the Subadvised
Funds and works with the Committee in
developing and executing the Subadvised Funds investment programs. Mr. Peters is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a
Portfolio Manager in the Equity Division. Mr. Peters is a portfolio manager for major institutional relationships and the T. Rowe Price Diversified Mid-Cap Growth Fund, T. Rowe Price Tax-Efficient Growth Fund, T. Rowe Price Tax-Efficient
Multi-Cap Growth Fund and the equity portion of the T. Rowe Price Tax-Efficient Balanced Fund. Mr. Peters has the day-to-day responsibility for managing 15 registered investment companies which had a total of approximately
$2.930 billion of assets as of December 31, 2005 and 31 other accounts which had a total of approximately
$1.785 billion of assets as of December 31, 2005. None of these registered investment companies or other accounts have performance-based fees.


Conflicts of Interest
Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the Sub-Adviser Portfolio Manager Compensation section, T.
Rowe Price portfolio managers compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

12b-1 and Distribution Plan
Expenses of the Company may include distribution-related expenses which the Company is permitted to bear under a Plan of Distribution complying with the provisions of Rule 12b-1 under the Investment Company Act of 1940.
Such a Plan was approved by the Board of Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan. Under the Plan, .25% of each Fund's average daily net assets, for any fiscal year, is expended for preparation, reproduction, and distribution of sales literature and prospectuses used for sales purposes; public relations and communications with investors and prospective investors; and compensation of sales personnel.

Under the Distribution Plan, each Fund is authorized to reimburse the Distributor for its activities (which are the same as those authorized by the Plan) on behalf of each Fund on a monthly basis, provided that any payment by a Fund to a Distributor, together with any other payments made by such Fund pursuant to the Plan, shall not exceed .02083% of its average daily net assets for the prior month (.25% on an annualized basis).


The plan was initially approved on July 17, 1987, by the Directors of the Company, including a majority of the Directors who were not interested persons (as defined in the 1940 Act) of the Company and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the Qualified Directors). In approving the Plan, the Directors determined that the Plan was in the best interest of the shareholders of each Fund. At the first

Annual Meeting of Shareholders held on July 22, 1988, for the shareholders of the Equity Growth and Balanced Funds and July 23, 1993, for the shareholders of the Retirement Income Fund, the Plan of Distribution was approved. A modification of the plan to reduce the fees charged under the plan to .25% annually, was approved by the Board of Directors on April, 24, 1992. During the fiscal year ended December 31, 2005, the Company paid or accrued distribution expenses of $445,574, $897,108, $1,008,258, and $112,253 for the Equity Growth,
Balanced, Retirement Income and Cornerstone Stock Funds, respectively, to the Company's distributor, Advance Capital Services, Inc.

Administrator and Transfer Agent
Advance Capital Group, Inc., located at One Towne Square, Suite 444, Southfield, Michigan, 48076, serves as the
Company's Administrator and Transfer Agent.   Under the
Administration and Transfer Agent Agreement, Advance Capital Group, Inc. as the Administrator agrees to maintain office facilities for the Company, furnish the Company with statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Company, and to compute the net asset value, net income and realized capital gains or losses, if any, of the respective Funds. The administrator prepares semi-annual reports to the Securities and Exchange Commission, prepares federal and state tax returns, prepares filings with the state commissions, maintains financial accounts and records and generally assists in all aspects of the Company's operations.
Advance Capital Group, Inc., acting in its capacity as Transfer Agent, arranges for and bears the cost of processing share purchase and redemption orders, maintains shareholder record accounts and serves as dividend disbursing agent, with duties involving calculation of dividends and capital gains distributions and issuing dividend and capital gains payment records. The Transfer Agent is also responsible for preparing and mailing to shareholders periodic account statements, federal tax information and daily confirmations of transactions in Fund shares. In addition, the Transfer Agent will respond to telephone and mail inquiries concerning the status of shareholder accounts. During the fiscal year ended December 31, 2005, the Company paid or accrued fees of $503 and $961 for the Equity Growth and Balanced Funds, respectively, to Advance Capital Group, Inc. for its services as transfer agent and dividend disbursing agent for the Funds. No fees were paid during the fiscal years ended December 31, 2004 and 2003.


Custodian
Fifth Third Bank, located at 38 Fountain Square Plaza,
Cincinnati, Ohio 45263, is "Custodian" of the Company's assets. Under the custodian agreement, Fifth Third has agreed to a) maintain separate accounts in the name of the Company; b) make receipts and disbursements of money on behalf of the Company; c) collect and receive all income and other payments and distributions on account of the Company's portfolio securities; d) respond to correspondence from securities brokers and others relating to its duties; e) maintain certain financial accounts and records; and f) make periodic reports to the Company's
Board of Directors concerning the Company's operations.
Under the custodian agreement, the Custodian is entitled to monthly fees for furnishing custodial services and is entitled to reimbursement for its out of pocket expenses in connection with the above services.


Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP, 100 East Broad Street, Suite 2100, Columbus, Ohio 43215 serves as the independent registered public accounting firm for the Company. The financial highlights of the Company incorporated by reference into this Statement of Additional Information, respectively, have been audited by PricewaterhouseCoopers LLP.


Legal Counsel
Dykema Gossett PLLC, 400 Renaissance Center, Detroit,
Michigan 48243, acts as counsel to the Company.


PORTFOLIO TRANSACTIONS
The Investment Adviser and Sub-Adviser are responsible for, make decisions with respect to, and place orders for all purchases and sales of portfolio securities.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.

Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Company, where possible, will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere.

The Investment Advisory Agreement between the Company and the Investment Adviser and the Asset Manager's Agreement between the Investment Adviser and the Sub-Adviser, both provide that, in executing portfolio transactions and selecting brokers or dealers, the Investment Adviser and Sub-Adviser will seek to obtain the best net price and the most favorable execution. The Investment Adviser and Sub-Adviser will consider factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any for the specific transaction and on a continuing basis. In addition, the Investment Advisory Agreement authorizes the Investment Adviser, to the extent permitted by law and subject to the review of the Company's Board of Directors, from time to time, with respect to the extent and continuation of this policy, to cause any of the Funds to pay a broker-dealer which furnishes brokerage and research services at a higher commission than that which might be charged by another broker-dealer for effecting the same transaction. This is allowed when the Investment Adviser determines, in good faith, that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Investment Adviser, to the accounts to which it exercises investment direction. Such brokerage and research services may consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, yields or broad overviews of the stock market and the economy.

Supplementary research information received is in addition to and not in lieu of services required to be performed by the Investment Adviser or Sub-Adviser and does not reduce the investment advisory fee payable to the Investment Adviser by the Company. Such information may be useful to the Investment Adviser or Sub-Adviser in servicing both the Company and other clients, and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Investment Adviser or Sub-Adviser in carrying out its obligations to the Company.

The Company has authorized the Adviser and any sub adviser to pay slightly higher commissions to those firms that provide research services to the Adviser as compared to those firms which do not provide research; commonly referred to as Soft Dollar arrangements. The Adviser will do so only if a good faith determination is made by the Adviser that the commission is reasonable in relation to the value of brokerage and research services provided. The Company does not authorize any third party payments related to these Soft Dollar arrangements.
Portfolio securities will not be purchased from, or sold to, the Adviser, the Sub-Adviser, the Distributor or any affiliated person of any of them (as such term is defined in the 1940
Act) acting as principal, except to the extent permitted by the 1940 Act and the rules and regulations thereunder, or by order of the Securities and Exchange Commission.


Portfolio Turnover
Portfolio turnover is the practice by mutual funds of buying and selling securities within Funds. Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of these transaction costs on the Fund's future returns.
Typically, the greater the volume of buying and selling by the Fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, Funds with high portfolio turnover rates (100% or more) may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for all domestic stock funds is about 80 percent. For 2005, the portfolio turnover rates for Advance Capital I, Inc. funds were as follows: Retirement Income Fund, 56%; Balanced Fund, 30%; Cornerstone Stock Fund, 79%; and Equity Growth Fund, 30%.

The Advance Capital I, Inc. Funds do not intend to invest for the purpose of seeking short-term profits. While portfolio turnover can vary from year to year, it is the Advisers intent to maintain a consistent rate of portfolio turnover each year. The Cornerstone Stock Fund also realized an increase in turnover in 2005 as a result of the Advisers strategy and related market conditions.


CAPITAL STOCK AND OTHER SECURITIES
Advance Capital I, Inc. shares are currently classified into four classes of shares, with each class representing an ownership interest in one of four separate investment portfolios. Each share is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared at the discretion of the Board of Directors.


Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class, except as otherwise expressly required by law, or when the matter to be voted upon affects only the interest of the shareholders of a particular class.
At such time, shares of capital stock of the Company shall be voted by individual class and only shares of capital stock of the respective class or classes affected by a matter shall be entitled to vote on such a matter. The approval of an investment company agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. Also, the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of directors may be effectively acted upon by shareholders without regard to class.

Shares have no preemptive rights and only conversion or exchange rights as the Board of Directors allows. When issued for payment, the Company's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Company or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular
Fund, and a proportionate distribution of any general assets of the Company not belonging to any particular
Fund which are available for distribution.

The Board of Directors is authorized, with shareholder approval, to (a) sell all assets of a Fund at net asset value for consideration involving cash or securities and transfer to another management investment company (b) sell and convert the Fund's assets into cash and cause all shares of the Fund to be redeemed at net asset value
(c) combine the assets belonging to a Fund with the assets belonging to another Fund as long as the Board of Directors determines that such combination will not have a material adverse effect on shareholders of any Fund participating in such combination.


PURCHASE AND PRICING OF SHARES
Shares may be purchased in any of the Funds by completing an Application to Purchase Shares. The Application and a check made payable to Advance Capital I, Inc. can be mailed to the Southfield, MI address located on the cover of this Statement.

Securities are valued at market value, or if a market quotation is not readily available or deemed unreliable, at their fair value. The net asset value is calculated by adding up the total assets of the Fund, subtracting all of its liabilities, or debts, and then dividing by the total number of Fund shares outstanding.



                     Total Assets - Total Liabilities
                    ----------------------------------
Net Asset Value = 	Number of Shares Outstanding




Set forth below is a specimen price make-up sheet showing, as of December 31, 2005, the computation of total offering price per share of Shares of each Fund, using the basis set forth in the Prospectus for valuation of such Fund's portfolio securities and other assets.

SPECIMEN PRICE MAKE-UP SHEET -- December 31, 2005


                            Retirement        Balanced      Cornerstone     Equity
                            Income Fund         Fund        Stock Fund      Growth Fund

                          -------------     -----------    ------------    -------------
Securities at market      $405,471,087      $380,157,413    $42,460,677     $202,126,845
Cash and other assets,
including accrued income     6,127,344         2,674,234        127,779          338,692
                          ------------       -----------    -----------     ------------
Total assets               411,598,431       382,831,647     42,588,456      202,465,537
Liabilities, including
accrued expenses            (3,140,227)       (4,994,234)      (377,283)      (6,211,884)
                          ------------       -----------     -----------     ------------
  Net assets              $408,458,204      $377,837,413    $42,211,173     $196,253,653
                          ============       ===========     ===========     ============
Net asset values--
  Net assets              $408,458,204      $377,837,413    $42,211,173     $196,253,653
  Number of shares
  outstanding               41,459,951        21,090,487      5,070,992        7,720,419
  	Per Share                $9.85            $17.92          $8.32           $25.42





TAXATION OF THE FUND
The Internal Revenue Code of 1986 treats each Fund in a series mutual fund as a separate corporation. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1954. The company intends to distribute to shareholders of each Fund all capital gains and income earned.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends are received in cash or as additional shares. Information on the tax status of dividends is provided annually.

At the time of your purchase, the Fund's net asset value may reflect undistributed income or capital gains or unrealized appreciation of securities held by the Fund.
A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as described above.

PERFORMANCE INFORMATION

Average Annual Total Return
From time to time, each Fund may state its total return in advertisements and other types of literature. Any statements of total return performance data will be accompanied by information on the Fund's average annual compounded rate of return over the most recent 1, 5 and 10 year periods or life of the Fund.


Each Fund's average annual compounded rate of return is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

				P(1+T)n = ERV

Where: P = a hypothetical initial purchase order of $1,000 from which the maximum sales load ($0) is deducted.

		T = 	average annual total return
		n =	number of years
		ERV= 	redeemable value of the hypothetical
                        $1,000 purchase at the end of the
 			period

Aggregate total return is calculated in a similar manner, except that the results are not annualized.

Average Annual Total Return (After Taxes on Distributions)

Each Fund's average annual compounded rate of return after taxes on distributions is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

				P(1+T)n=ATVD

Where: P=a hypothetical initial purchase order of $1,000 from which the maximum sales load ($0) is deducted:

		T =	average annual total return (after taxes
                        on distributions)
		n =	number of years
		ATVD=   ending value of the hypothetical $1,000
                        purchase at the end of the period
                        after taxes on distributions but
                        not after taxes on redemptions


Average Annual Total Return (After Taxes on Distributions and Redemption)

Each Fund's average annual compounded rate of return after taxes on distributions is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

				P(1+T)n=ATVDR

Where: P=a hypothetical initial purchase order of $1,000 from which the maximum sales load ($0) is deducted:

		T =	 average annual total return (after taxes
                         on distributions and redemption)
		n =	 number of years

		ATVDR=   ending value of the hypothetical $1,000
                         purchase at the end of the period after
                         taxes on distributions and redemptions

The performance of each of the Funds, as shown below, is the average annual return for the Funds for the periods listed. Security prices fluctuate during the period covered and past results should not be considered representative of future performance.

AVERAGE ANNUAL RETURN

                                           1 Year    5 Years   10 Years  Life of Fund
                                          -------    -------   --------  --------
Retirement Income Fund                      2.28%     7.08%     6.22%     7.05%
     After taxes on distributions           0.39%     4.92%     3.65%     4.31%
     After taxes on distributions
          and sale of fund shares           1.48%     4.83%     3.72%     4.33%
Balanced Fund                               4.79%     4.70%     8.89%     8.51%*
     After taxes on distributions           3.73%     3.47%     7.36%     6.91%
     After taxes on distributions
          and sale of fund shares           3.81%     3.50%     6.99%     6.62%
Cornerstone Stock Fund                      1.83%    -4.56%      N/A     -2.26%
     After taxes on distributions           1.79%    -4.65%      N/A     -2.34%
     After taxes on distributions
          and sale of fund shares           1.23%    -3.85%      N/A     -1.94%
Equity Growth Fund                          9.94%     2.51%    11.33%    11.96%**
     After taxes on distributions           8.95%     1.96%    10.65%    11.18%
     After taxes on distributions
          and sale of fund shares           7.80%     2.13%    10.01%    10.54%


*Effective December 29, 1993, T. Rowe Price Associates, Inc.
became the investment sub-adviser with the primary responsibility for the daily equity security investment decisions for the Balanced Fund. Life of fund performance reflects an inception date of August 5, 1987.

**Effective December 29, 1993, the investment objectives of the Equity Growth Fund were changed to become a midcap growth fund by shareholder vote and T. Rowe Price
Associates, Inc. became the investment sub-adviser with the primary responsibility for the daily security investment decisions. Life of fund performance reflects inception date of December 29, 1993.

Yield Quotation
The SEC has developed a standard yield calculation that allows for fairer comparisons among bond funds. It is based on the most recent 30-day period and reflects the dividends and interest earned during the period, after the deduction of the fund's expenses.Based on a 30 day (or one month) period ended on the date of the most recent balance sheet included in the registration statement, the Fund's yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

	YIELD  = 2(a-b/cd +1)6 - 1

Where:
a	=	dividends and interest earned during the period
b	=	expenses accrued for the period (net of reimbursements)
c	=	the average daily number of shares outstanding during
                the period that were entitled to receive dividends
d 	=	the maximum offering price per share on the last
                day of the period

ANTI-MONEY LAUNDERING PROGRAM

The Company has established an Anti-Money Laundering
Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of
2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Company's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funds' distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control, and a complete and thorough review of all new opening account applications. The Company will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

FINANCIAL STATEMENTS

The report of PricewaterhouseCoopers LLP, independent registered public accounting firm,and the audited financial statements of each Fund, which are contained in the Advance Capital I, Inc. Annual Report to Shareholders for the year ended December 31, 2005, previously sent to shareholders of each Fund and filed with the Securities and Exchange Commission, are hereby incorporated by reference into this Statement of Additional Information. The Company will furnish a copy of this Annual Report to shareholders, without charge, upon request made to Advance Capital I, Inc., P.O. Box 3144, Southfield, Michigan 48037.

APPENDIX A -- DESCRIPTION OF SECURITIES RATINGS
Standard & Poor's Ratings Services, a division of The McGraw-Hill
Companies, Inc.  ("S&P")

AAA -- Bonds rated AAA are highest grade debt obligations.
This rating indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high-quality obligations.
Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC and C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay principal and interest in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D -- Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
Note: The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show the relative standing within the major rating categories.

Moody's Investors Service, Inc.

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."
Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.
While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as an upper medium grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period for time may be small.

Caa -- Bonds which are rated Caa are of poor standing.
Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aaa through B in its corporate bond rating system. The modifier
1 indicates that the bond being rated ranks in the higher end of its generic rating; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

APPENDIX B-1 - PROXY VOTING POLICIES OF THE ADVISER

PROXY VOTING POLICIES AND PROCEDURES

ADVANCE CAPITAL MANAGEMENT, INC.

The following guidelines describe how Advance Capital Management, Inc. (Management), as adviser to the Advance Capital I, Inc. Funds, intends to vote on some commonly raised or potentially contentious proxy issues. These guidelines have been developed with a view to encourage companies to take action that is in the long-term best economic interest of shareholders. The guidelines are to help determine whether to support or oppose a proposal by a corporation (or shareholder), such action having been placed before all shareholders for a vote.
The guidelines cover a broad range of corporate governance matters. Management documents the reason for voting for or against all non-routine proxy proposals. Many types of proposals cannot be classified in advance as favorable or unfavorable. Such a determination will depend on the origin and purpose of the proposal in the specific instance. In such cases, Management will assess each proposal individually to determine the probable effect on shareholder value and the impact on the rights of shareholders. In accordance with Management's fiduciary duty, we will vote in the manner that most enhances the long-term value of our investments.

Board Recommendations

One of the key factors to consider when investing in a particular company is the quality and depth of its management team. Management believes that the recommendation of a company's board on any issue should be given substantial weight in determining how proxies should be voted. Generally, Management will vote with the board on proxy issues. The portfolio manager has latitude to vote against the board recommendations in instances where it is believed that doing so is in the best interests of shareholders.

The following is a list of common shareholder issues along with the general view of Management on such issues:

I.  Independent Boards of Directors

Management believes that a board with a majority of unrelated directors, and whose key committees are staffed primarily or exclusively with unrelated directors are better positioned to evaluate corporate management and performance. Ordinarily, Management will not vote against a slate of directors simply because it fails to meet the independent standard. We will do so, however, if corporate performance, over a reasonable period of time, is unsatisfactory.

II. Size of Boards of Directors

Management generally supports a board size of 5 to 16 members. A board that is too large will dilute the voting power of individual members and may reduce the effectiveness of the board. On the other hand, a board that is too small may not be able to adequately discharge its responsibilities, to the detriment of overall corporate performance. Management will not ordinarily vote against a slate of directors simply because the size of the board is outside the guidelines.

III. Independent Registered Public Accounting Firm

The role of the auditor is central to the audit committee's ability to fulfill its responsibilities. Management prefers that the audit committee retain the services of a well-known and reputable accounting firm. Management will generally support the choice of auditors recommended by the board, specifically by the audit committee of the board. Instances of auditors being changed for reasons other than routine rotation will be reviewed on a case-by-case basis.

IV. Management and Director Compensation

Management believes that each compensation plan must be reviewed in its entirety to determine if the individual parts serve the purpose of providing the right incentives to managers and directors and if the plan is reasonable. Compensation and incentives to company management and directors should be consistent with the long-term interests of the shareholders of the company.
Incentive compensation plans must have the overriding purpose of motivating and retaining individuals and must not be unduly generous. Plans should be closely related to individual and corporate performance. In general, Management will review each compensation plan on its own merit and vote in the best interest of shareholders.

V.  Effective Stock Option Plans

Management assesses proposed stock option plans on a case-by-case basis. The features of each plan, together with the other aspects of total compensation are reviewed, and, after considering each of the issues, a determination is made concerning the reasonableness of the plan as a whole. While stock option plans can be effective compensation tools in moderation, they are of concern to shareholders and need to be closely watched. Management looks to support stock option plans with some or all of the following features.
* Potential dilution is less than 10 percent.
* The numbers of options granted in a given year expressed as a percentage of shares outstanding is restricted to fewer than 1 percent of shares outstanding.
* There are specific performance criteria for the award of options or the vesting of options already granted.
* Options do not vest immediately.
* There are strict limits placed on the director's ability to participate in the plan, in particular, that there is a specific and objective formula for the award of director options.
* There is no overly strong concentration of options granted to the most senior executive(s).
* There is no authority for the board of directors to lower the exercise price of options already granted.

VI. Shareholder Rights Plans

A "shareholder rights plan" provides the shareholders of a target company with rights to purchase additional shares or to sell shares at very attractive prices, in the event of an unwanted offer for the company.
These rights, when triggered, impose significant economic penalties on a hostile acquirer. Management will review shareholder rights plans on a case-by-case basis. In general, Management will not support shareholder rights plans.

VII. Social and Corporate Responsibility Issues

Management will generally vote with the board on the following and other social issues:
* The Ceres Principles and other corporate environmental practices
* Board diversity
* Employment practices and employment opportunity
* Military, nuclear power and related energy issues
* Tobacco, alcohol, infant formula and safety in advertising practices
* Genetically-modified foods
* Political contributions/activities and charitable contribution

Conflicts of Interests

According to the Securities and Exchange
Commission (SEC), an adviser will have a conflict if the adviser is called to vote on a proxy for a company and the adviser, or the adviser's controlled affiliate, also:
* Manages the company's pension plan
* Administers the company's employee benefit plan
* Provides brokerage, underwriting, insurance or banking services to the company
* Manages money for an employee group

Currently, Management has no material conflicts in voting proxies. In the unlikely event that a conflict may arise in the future, Management will disclose such material conflicts to the client and obtain the written consent of that client before voting the proxy.

Responsibility to Vote Proxies

Management is responsible for the proxy voting for the Cornerstone Stock Fund. T. Rowe Price
Associates, Inc. (T. Rowe Price), the sub-advisor for the Advance Capital I, Inc. Equity Growth Fund and equity portion of the Balanced Fund, are responsible for voting proxies in these funds
(See T. Rowe Price Associates, Inc., " Proxy
Voting Policies and Procedures.").

How Proxies are Reviewed, Processed and Voted

A portfolio manager is responsible for reviewing, evaluating and voting all client proxies. In general, the above referenced guidelines will be followed when voting proxies. The votes will be processed through the Proxyvoting.com web site or through the mail by hard copy proxy vote. Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.

VOTING OF SECURITIES ON LOAN
Management is authorized to lend portfolio securities of the Advance Capital I, Inc. Funds provided that (a) loans will be made only to finanical institutions (including, but not limited to, banks, thrift institutions, insurance companies and broker-dealers), (b) loans will be continuously secured by collateral consisting of cash or U.S. government securities having a market value at least equal to the market value of the loaned securities,
(c) any lending Fund shall have the right to call its loan and obtain the return of the loaned securities at any time, (d) all loans will be made only to borrowing counterparties that the Adviser determines to be creditworthy and in good standing, and
(e) the total market value of all securities loaned by any Fund will not exceed 1/3 of the value of the total assets in that Fund at the time the loan is made. Management may enter into any Securites Lending Management Agreement it determines to be in the best interest of shareholders.

Proxies solicited for securities on loan by the Company cannot be voted by Management or T. Rowe Price. For issues that the portfolio manager or the investment advisor or sub-advisor determines should receive a vote by the Company, Management may request that those securities be returned, at any time to vote the proxy. Once the vote is complete, the securities may again be presented for loan. Records of each security on loan will be maintained in the Shareholder Services department and provided to the Board of Directors for review each quarter.


Reporting and Record Retention

Vote Summary Reports will be generated by Management for the Advance Capital I, Inc., Cornerstone Stock Fund.
Reports for the Advance Capital I, Inc., Equity Growth and Balanced Fund will be furnished by T. Rowe Price.
The reports will specify the proxy issues which have been voted for during the period covered and the position taken with respect to each issue. Reports normally cover quarterly or annual periods.

Management retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a board, and documentation on shares voted differently. All proxy voting materials and supporting records are retained for five years.

APPENDIX B-2 - PROXY VOTING POLICY OF THE SUB-ADVISER

T. ROWE PRICE ASSOCIATES, INC.

The following is a summary of the Proxy Voting Policies and Procedures of T. Rowe Price Associates, Inc., the
Sub-Adviser to the Advance Capital I, Inc. Equity Growth
Fund and the equity portion of the Balanced Fund.

T. Rowe Price Associates, Inc. and T. Rowe Price
International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote-such as election of directors and important matters affecting a company's structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private ounsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T.
Rowe Price makes recommendations regarding proxy voting.

Proxy Administration
The T. Rowe Price Proxy Committee develops our firm's positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties such as Institutional Shareholder Services and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the portfolio manager decides how to vote on the proxy proposals of companies in his or her portfolio. Because portfolio managers may have differences of opinion on portfolio companies and their proxie, or their portfolios may have different investment objectives, these factors, among others may lead to different votes between portfolios on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder
Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy
Committee relies upon ISS research in establishing T.
Rowe Price's voting guidelines-many of which are consistent with ISS positions-T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Fiduciary Considerations
T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the impostion of trading or other ownership restrictions.


Consideration Given Management Recommendations
When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T.
Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies
Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors. We withhold votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitment to other boards. We also withhold votes for inside directors serving on compensation, nominating and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.

Executive Compensation
Our goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company's peers, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices.

Anti-takeover and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes and poison pills. We also oppse proposals which give management a 'blank check' to create new classes of stock withdisparate rights and privilidges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights. With respect to proposals for the approval of a companys auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Social and Corporate Responsibility Issues
T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

Monitoring and Resolving Conflicts of Interest
The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We believe that due to the client-focused nature of our investment management business that the potential for conflicts of interests are relatively infrequent. Nevertheless, we have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our clients. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing or sales. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote clients' proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between
T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics requires all employees to avoid placing themselves in a 'comprimising position' where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

FORM N-1A

Part C - Other Information

Item 23.    Exhibits
            --------
(a)	Articles of Incorporation, as amended 4/23/04(Previously
      filed as Exhibit (a) to Post-Effective Amendment No. 29 to the registrant's Form N-1A registration statement, SEC file
      No. 33-13754 and incorporated herein by reference)
(b)	Bylaws, as amended 4/23/04 (Previously
      filed as Exhibit (a) to Post-Effective Amendment No. 29 to the registrant's Form N-1A registration statement, SEC file
      No. 33-13754 and incorporated herein by reference)
(c)	None
(d)	Investment Advisory Agreement with Advance Capital
      Management, Inc. (previously filed as Exhibit (b) (5)
      to Post-Effective Amendment No. 22 to the registrant's
      Form N-1A registration statement, SEC File No. 33-13754 and incorporated herein by reference)
(e)	Distribution Agreement with Advance Capital Services, Inc.
      (previously filed as Exhibit 1 to Post-Effective Amendment No.
      22 to the registrant's Form N-1A registration statement, SEC
      File No. 33-13754 and incorporated herein by reference)
(f)	None
(g)	Custodian Agreement with Fifth Third Bank (previously filed
      as Exhibit (p) to Post-Effective Amendment No. 24 to the registrant's Form N-1A registration statement, SEC File No. 33-13754 and incorporated herein by reference)
(h)	Administration and Transfer Agent Agreement with Advance Capital
      Group, Inc. (previously filed as Exhibit 13 to Pre-Effective Amendment No. 1 to the registrant's Form N-14 registration Statement, SEC File No. 333-112485 and incorporated herein by reference)
(i)	Opinion of Dykema Gossett PLLC regarding legality of issuance of shares (filed herewith)
(j)	Consent of PricewaterhouseCoopers LLP (filed herewith)
(k)	None
(l)	None
(m)	Plan of Distribution pursuant to Rule 12b-1 (previously filed as Exhibit(b) (15) to Post-Effective Amendment No. 22 to
      the registrant's Form N-1A registration Statement, SEC File
      No. 33-13754 and incorporated herein by reference)
(n)	None
(o)	Power of Attorney (previously filed as Exhibit (o) to Post-
      Effective Amendment No. 28 to the registrant's Form N-1A registration statement, SEC File No. 33-13754 and incorporated herein by reference)
(p)	Code of ethics (filed herewith)


Item 24.    Persons Controlled By or Under Common Control
            with Registrant
            ----------------------------------------------
      Not applicable.

Item 25.    Indemnification
            ----------------

Pursuant to the authority of the Maryland General Corporation
Law, particularly Section 2-418 thereof, Registrant's Board of
Directors has adopted the following bylaw, which is in full force and effect and has not been modified or cancelled:
      Article VI

Section 2. Indemnification of Directors and Officers. Any person who was or is a party or is threatened to be made a party in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is a current or former director or officer of the Corporation, or is or was serving while a director or officer of the Corporation at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, shall be indemnified by the Corporation against judgments, penalties, fines, excise taxes, settlements and reasonable expenses (including attorney's fees) actually incurred by such person in connection with such action, suit or proceeding to the full extent permissible under the General Laws of the State of Maryland, the Securities act of 1933 and the Investment Company Act of 1940, as such statutes are now or hereafter in force, except that such indemnity shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

(b)  Advances.  Any current or former director or officer of
     --------
the Corporation claiming indemnification within the scope of this
Section 2 shall be entitled to advances from the corporation for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permissible under the General Laws of the State of Maryland, the Securities Act of 1933 and the Investment Company Act of 1940, as such statutes are now or hereafter in force.

(c)  Procedure. On the request of any current or former
     ---------
director or officer requesting indemnification or an advance under this Section 2, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the General Laws of the State of Maryland, the Securities Act of 1933 and the Investment Company Act of 1940, as such statutes are now or hereafter in force, whether the standards required by this Section 2 have been met.

(d)  Other Rights.  The indemnification provided by this
     ------------
Section 2 shall not be deemed exclusive of any other right, in respect of indemnification or otherwise, to which those seeking such indemnification may be entitled under any insurance or other agreement, vote of stockholders or disinterested directors or otherwise, both as to action by a director or officer of the Corporation in his official capacity and as to action by such person in another capacity while holding such office or position, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.      Business and Other Connections of the
              Investment Advisor
              -----------------------------------------------
      Advance Capital Management, Inc. (Management) is a Michigan corporation established in 1986 for the purpose of providing investment management services. Management, a registered investment adviser with the Securities and Exchange Commission ("SEC") and the State of Michigan, is a wholly owned subsidiary of Advance Capital Group, Inc. (Group). Group also owns Advance Capital Services, Inc. (Services) a financial services company that is registered with the SEC and the State of Michigan as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.. The owners of Group and the directors and officers of Services and Management are the same three individuals, Raymond A. Rathka, John C. Shoemaker, and Robert J. Cappelli. The address for all three companies is One Towne
Square, Suite 444, Southfield, Michigan, 48076. The chart below shows the ownership and control of these three firms and of the Registrant as well.

Position        Group     Services    Management   Registrant
-----------------------------------------------------------------
Owner(s)        Cappelli   Group       Group        Shareholders
                Rathka
                Shoemaker

Directors       Cappelli   Cappelli    Cappelli     Ahern, J.A.
                Rathka     Rathka      Rathka       Cappelli, R.J.
                Shoemaker  Shoemaker   Shoemaker    Johnson, D.D.
                                                    Saeli, T.L.
                                                    Loichle, J.E.

President      Cappelli    Theisen     Kostiz       Cappelli

Vice President Harkleroad  Cappelli    Cappelli     Harkleroad
               Katynski    Harkleroad  Harkleroad   Katynski
                           Katynski    Katynski     Kostiz

CCO            Harkleroad  Harkleroad  Harkleroad   Harkleroad

Treasurer      Cappelli    Cappelli    Cappelli     Cappelli

Secretary      Harkleroad  Harkleroad  Harkleroad   Harkleroad
Asst. Secretary Katynski   Katynski    Katynski     Katynski


Item 27.    Principal Underwriter
            ----------------------
	Advance Capital Services, Inc. (Services) is a Michigan corporation which was established in 1986 to provide financial services and broker-dealer services. Currently, it is not distributing securities for any other investment companies.
The directors and officers of Services are identified in Item 25 above.

Item 28.    Location of Accounts and Records
            --------------------------------

(1)    Advance Capital Management, Inc., One Towne Square,
       Suite 444, Southfield, Michigan, 48076 (records relating to its functions as investment adviser).

(2)    Advance Capital Services, Inc., One Towne Square,
       Suite 444, Southfield, Michigan 48076 (records relating to its functions as distributor)

(3)    Advance Capital Group, Inc., One Towne Square,
       Suite 444, Southfield, Michigan 48076 (records relating to its functions as administrator and transfer agent)

(4)    Fifth Third Bank, 38 Fountain Square Plaza,
       Cincinnati, Ohio 45263 (records relating to its functions as custodian).

(5)    Dykema Gossett PLLC, 400 Renaissance Center, Detroit,
       Michigan 48243-1668 (records relating to its functions as legal counsel).


Item 29.    Management Services
            -------------------
            Not applicable.

Item 30.    Undertakings
            -------------------
            None.

SIGNATURES


Pursuant to the requirements of the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Southfield, the State of Michigan, on April 28, 2006.

ADVANCE CAPITAL I, INC.


By:/s/ Christopher M. Kostiz
----------------------------
Christopher M. Kostiz
Vice President

       Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on April 28, 2006.

Name                                 Title
---------------------------          ---------------------------

          *
----------------------------        President, Treasurer and
Robert J. Cappelli                  Director(Principal executive
                                    officer)
          *
----------------------------        Director & Chairman
Joseph A. Ahern

          *
----------------------------        Director
Dennis D. Johnson
          *
----------------------------        Director
Janice E. Loichle

          *
----------------------------        Director
Thomas L. Saeli


*By:/s/ CHRISTOPHER M. KOSTIZ
-------------------------------
Christopher M. Kostiz,
Attorney-in-fact